                                                 Registration No.    33-54202
                                                                     811-7334


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        [x]

                           Pre-Effective Amendment No.  _____               [ ]
                          Post-Effective Amendment No.   5                  [x]
                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [x]
                                  Amendment No.   8                         [x]
                        (Check appropriate box or boxes.)


                            CAPITAL VALUE FUND, INC.
               (Exact Name of Registrant as Specified in Charter)
                                2203 Grand Avenue
                           Des Moines, Iowa 50312-5338
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (515) 244-5426

                            DAVID W. MILES, President
                            Capital Value Fund, Inc.
                                2203 Grand Avenue
                           Des Moines, Iowa 50312-5338
                     (Name and Address of Agent for Service)

                        Copies of all Communications to:
                               JOHN C. MILES, ESQ.
                  Cline, Williams, Wright, Johnson & Oldfather
                           1900 FirsTier Bank Building
                             Lincoln, Nebraska 68508

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing will become effective pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933.

The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940, and the Rule 24f-2 Notice for the fiscal year ended March 31, 1997 was filed on or about May 23, 1997.

                            CAPITAL VALUE FUND, INC.
                              Cross-Reference Sheet
                             Required by Rule 404(c)

N-1A ITEM NO.                                   LOCATION IN EQUITY PORTFOLIO,
                                                TOTAL RETURN PORTFOLIO, FIXED
                                                INCOME PORTFOLIO AND SHORT-TERM
                                                GOVERNMENT PORTFOLIO PROSPECTUS

                                     PART A
1.   Cover Page.................................COVER PAGE
2.   Synopsis...................................SUMMARY
3.   Financial Highlights.......................FINANCIAL HIGHLIGHTS
4.   General Description of Registrant..........INVESTMENT OBJECTIVES AND
                                                POLICIES; CAPITAL STOCK
5.   Management of the Fund.....................MANAGEMENT
6.   Capital Stock and Other Securities.........COVER PAGE; DISTRIBUTIONS AND
                                                TAXES; CAPITAL STOCK
7.   Purchase of Securities Being Offered.......HOW TO INVEST
8.   Redemption or Repurchase...................HOW TO REDEEM SHARES
9.   Legal Proceedings..........................NOT APPLICABLE

                                                LOCATION IN PRIME MONEY MARKET
                                                PORTFOLIO PROSPECTUS

                                     PART A

1.   Cover Page.................................COVER PAGE
2.   Synopsis...................................SUMMARY
3.   Financial Highlights.......................FINANCIAL HIGHLIGHTS
4.   General Description of Registrant..........INVESTMENT OBJECTIVES AND
                                                POLICIES; CAPITAL STOCK
5.   Management of the Fund.....................MANAGEMENT
 6.  Capital Stock and Other Securities.........COVER PAGE; DISTRIBUTIONS AND
                                                TAXES; CAPITAL STOCK
7.   Purchase of Securities Being Offered.......HOW TO INVEST
8.   Redemption or Repurchase...................HOW TO REDEEM SHARES
9.   Legal Proceedings..........................NOT APPLICABLE

                                     PART B
                                                LOCATION IN STATEMENT
                                                OF ADDITIONAL INFORMATION

10.  Cover Page.................................COVER PAGE
11.  Table of Contents..........................TABLE OF CONTENTS
12.  General Information and History............NOT APPLICABLE
13.  Investment Objective and Policies..........INVESTMENT POLICIES AND
                                                TECHNIQUES; INVESTMENT
                                                RESTRICTIONS
14.  Management of the Fund.....................DIRECTORS AND OFFICERS OF THE
                                                FUND
15.  Control Persons and Principal Holders of
     Securities.................................MANAGEMENT OF THE FUND;
                                                PRINCIPAL SHAREHOLDERS
16.  Investment Advisory and Other Services.....MANAGEMENT OF THE FUND
17.  Brokerage Allocation.......................PORTFOLIO TRANSACTIONS AND
                                                BROKERAGE
18.  Purchase, Redemption and Pricing
     of Securities Being Offered................DETERMINATION OF NET ASSET VALUE
19.  Tax Status.................................TAXES
20.  Underwriters...............................MANAGEMENT OF THE FUND
21.  Calculation of Performance Data............PERFORMANCE INFORMATION
22.  Financial Statements.......................FINANCIAL STATEMENTS

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered in Part C to this Registration Statement.

CAPITAL VALUE FUND, INC.
PROSPECTUS


EQUITY PORTFOLIO

TOTAL RETURN PORTFOLIO

FIXED INCOME PORTFOLIO

EQUITY PORTFOLIO seeks capital appreciation in a manner consistent with the preservation of capital through a diversified portfolio of common stocks and other equity-type securities.

TOTAL RETURN PORTFOLIO seeks a high total return from capital appreciation and current income, consistent with the preservation of capital, through a diversified portfolio of common stocks, other equity-type securities, bonds and money market instruments.

FIXED INCOME PORTFOLIO seeks to provide a high level of income consistent with the preservation of capital and prudent investment risk through a diversified portfolio of marketable U.S. government and corporate debt securities.

For more information about any of the Fund's Portfolios call IMG Financial Services, Inc. ("IFS"), the Distributor of the Fund's shares at 1-800-798-1819. Please read any Prospectus carefully before investing or sending money.

For a more detailed discussion of the investment objectives and policies of each of the Portfolios, see "INVESTMENT OBJECTIVES AND POLICIES", "IMPLEMENTATION OF POLICIES AND RISKS" and "INVESTMENT RESTRICTIONS".

Table of Contents

Summary.......................................................................3
Expenses......................................................................5
Financial Highlights..........................................................8
Investment Objectives and Policies...........................................11
     Equity Securities.......................................................11
     Fixed Income Securities.................................................11
     Equity Portfolio........................................................13
     Total Return Portfolio..................................................14
     Fixed Income Portfolio..................................................15
Implementation of Policies and Risks.........................................16
Investment Restrictions......................................................25
Retirement Plans.............................................................26
Management...................................................................26
How to Invest................................................................30
Additional Investment Information............................................33
How to Redeem Shares.........................................................36
Shareholder Services.........................................................39
Distributions and Taxes......................................................42
Capital Stock................................................................43
Shareholder Reports and Meetings.............................................44
Custodian, Fund Accountant, Transfer Agent, Dividend Disbursing Agent and
     Shareholder Servicing Agent.............................................45
Performance Information......................................................45

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

Capital Value Fund, Inc.
IMG Financial Services, Inc.
2203 Grand Avenue
Des Moines, IA   50312-5338
1-800-798-1819


Capital Value Fund, Inc. (the "Fund") is a Maryland corporation organized as an open-end management investment company issuing its shares in series, with each series representing a diversified portfolio of investments with its own investment objectives and policies. The three Portfolios offered by this Prospectus are designed for long-term investors, especially for funding tax qualified investment plans such as employer-sponsored employee benefit plans, IRAs or other retirement plans. The Portfolios are: Equity Portfolio, Total Return Portfolio, and Fixed Income Portfolio ("Portfolio" or collectively as "Portfolios"). The investment objectives are described on the inside of the front cover of this Prospectus.


This Prospectus contains information you should be aware of before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. A Statement of Additional Information as of the date of this Prospectus for the Fund has been filed with the Securities and Exchange
Commission. This Statement, which may be revised from time to time, contains further information about the Fund and is incorporated by reference in this Prospectus. Upon request, at the address and telephone number indicated above, the Fund will provide a copy of the Statement of Additional Information without charge to each person to whom a Prospectus is delivered.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                  The date of this Prospectus is July 29, 1997.

Summary

INVESTMENT OBJECTIVES & POLICIES

The Portfolios are each managed as separate diversified open-end management investment companies, with distinct investment objectives and policies.

The investment objective of the Equity Portfolio is to seek capital appreciation in a manner consistent with the preservation of capital. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments will be incidental to the Portfolio's objective. The Equity Portfolio will seek to achieve its investment objective by investing primarily in Equity Securities. (See "INVESTMENT OBJECTIVES AND POLICIES".) The Equity Portfolio is intended to be an investment alternative for that part of an investor's capital which can appropriately be exposed to above average risk in anticipation of greater rewards. It is not designed to offer a complete or balanced investment program suitable for all investors.

The investment objective of the Total Return Portfolio is a high total return from capital appreciation and current income, consistent with preservation of capital. The Portfolio attempts to achieve its objective by investing in Equity Securities and Fixed Income Securities. (See "INVESTMENT OBJECTIVES AND POLICIES".) The Total Return Portfolio is intended for those investors seeking to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. For retirement or other long-term investment dollars, the Portfolio offers a well balanced investment program which seeks to combine attractive returns with the benefits of broad diversification.


The investment objective of the Fixed Income Portfolio is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. The Portfolio invests primarily in High-Quality Fixed Income Securities. (See "INVESTMENT OBJECTIVES AND POLICIES".) The Fixed Income Portfolio is designed for the investor whose primary goal is a level of income higher than money market or short- and intermediate-term bond funds usually provide.


RISKS AND INVESTMENT PRACTICES

The Portfolios may use a variety of hedging techniques to, among other things, minimize adverse price movements or fluctuations and hedge against unfavorable fluctuations in interest rates. Such techniques may include the use of options, futures and options on futures, purchasing put and selling call options on portfolio securities. The Portfolios may also invest in repurchase agreements; illiquid securities; foreign securities; mortgage- and asset-backed securities; zero coupon, deferred interest and PIK bonds; collateralized mortgage obligations and multiclass pass-through securities; stripped mortgage-backed securities; loan participations; delayed delivery transactions; variable- or floating-rate securities; and warrants; and may loan their portfolio securities. However, in the last year the Portfolios have not engaged in the use of options, futures and options on futures; purchased put or sold call options on securities; or invested in deferred interest and PIK bonds, loan participations or warrants; and have not loaned securities. As a result, the Portfolios will not, as a nonfundamental policy, engage in any of these techniques or invest in any of these securities if such technique or security results in more than 5 percent of a Portfolio's net assets at risk. The Fixed Income Portfolio may also invest up to 25 percent of its assets in below Investment Grade ("junk") bonds. Each Portfolio may engage in short-term trading. These investment practices and techniques involve risks that are different in some respects from those associated with similar funds that do not use them. (See "IMPLEMENTATION OF POLICIES AND RISKS" and "INVESTMENT POLICIES AND TECHNIQUES" in the Statement of Additional Information.)

MANAGEMENT


The Fund's advisor is Wellmark Capital Value, Inc. ("WCV" or the "Advisor"), an Iowa corporation. WCV is a wholly-owned, indirect subsidiary of Wellmark, Inc., which does business in the state of Iowa as Wellmark Blue Cross and Blue Shield of Iowa and in the state of South Dakota as Wellmark Blue Cross and Blue Shield of South Dakota. WCV oversees and monitors the services provided to the Fund by the Sub-Advisor. WCV was organized as a registered investment advisor in 1993. WCV and the Fund have contracted with Investors Management Group ("IMG" or the "Sub-Advisor"), to provide ongoing investment advisory services for the Portfolios. IMG is a registered investment advisor providing investment management services to thirteen mutual funds, financial institutions, insurance companies, public agencies and individuals, with over $1.6 billion presently under management. IMG's portfolio managers are responsible for the day-to-day management of the Portfolios' investments. (See "MANAGEMENT".)


PURCHASE AND REDEMPTION OF SHARES

Shares of a Portfolio are available through selected financial services firms at the net asset value per share of the Portfolio. One hundred percent of the dollars invested in the Fund are used to purchase shares of one or more of the Portfolios without any deduction or initial sales charge. Shares of a Portfolio are redeemable at any time at the next-determined net asset value per share, subject to a contingent deferred sales charge ("CDSC") upon the redemption of shares during the first six years after purchase (unless waived in certain cases), ranging from 4 percent the first year to 0 percent after six years. The CDSC will be waived in certain situations. Shares of Portfolios offered in this Prospectus may be exchanged without imposition of the CDSC. The net asset value per share changes daily with the value of each Portfolio's holdings. (See "HOW TO INVEST" and "HOW TO REDEEM SHARES".)

CONVERSION FEATURE

The shares of each  Portfolio  are  divided  into  "Initial  Shares" and "Select
Shares". Generally, only Initial Shares of a Portfolio may be purchased directly. Select Shares can only be purchased directly by certain persons and in certain situations. (See "ADDITIONAL INVESTMENT INFORMATION".) Initial Shares of a Portfolio automatically convert to Select Shares of the same Portfolio eight years after issuance of the Initial Shares. Initial Shares of a Portfolio pay distribution fees based upon average daily net assets of that Portfolio. Select Shares of a Portfolio do not pay distribution fees. The purpose of the conversion feature is to relieve shareholders of the distribution fees when shares have been outstanding long enough for the Fund's distributor to have been compensated for distribution related expenses. Shares purchased through reinvestment of dividends on Initial Shares will be converted to Select Shares on a pro rata basis as Initial Shares are converted. Each share of a Portfolio, whether Initial or Select, represents an identical interest in the investment portfolio of that Portfolio and has the same rights, except Select Shares (i) do not pay the distribution fees, (ii) are not subject to the CDSC, (iii) have a lower expense ratio, (iv) do not vote on the adoption of or changes to the Fund's Distribution Plan, and (v) have no conversion feature. As a result, Select Shares pay higher dividends than Initial Shares. (See "ADDITIONAL INVESTMENT INFORMATION -- Conversion Feature".)

SHAREHOLDER SERVICES

Services offered include mail or telephone purchase, exchange and redemption; an automatic investment plan; and automatic dividend reinvestment. The Portfolios also offer an easy and effective way for sponsors and participants of employee retirement plans to invest in a professionally managed pool of securities. There may be further restrictions and/or fees for transactions placed through employee retirement plans. (See "SHAREHOLDER SERVICES" and "RETIREMENT PLANS".)

DIVIDENDS AND DISTRIBUTIONS

The policy of the Fund is to distribute substantially all of the net investment income of each Portfolio, if any, on a regular basis. Any dividends from the net income of the Fixed Income Portfolio normally will be distributed monthly, and any dividends from the net income of the Total Return and Equity Portfolios will normally be distributed quarterly. Dividends paid by Initial and Select Shares, to the extent paid, are calculated in the same manner, at the same time, on the same day, and will be in the same amounts, except to the extent that Initial Shares will bear Rule 12b-1 Plan distribution fees and any Rule 12b-1 Plan meeting expenses. Any net realized capital gains for each of the Portfolios will be distributed at least annually. (See "DISTRIBUTIONS AND TAXES".)

EXPENSES

The following information is provided in order to assist you in understanding the various costs and expenses that, as an investor in the Fund, you will bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
                                                          Initial        Select
                                                          Shares         Shares
                                                          ------         ------

Maximum Sales Charge Imposed on Purchases..........         None           None
Maximum Sales Charge on Reinvested Dividends.......         None           None
Exchange Fee.......................................         None           None
Redemption Fee.....................................         None           None
Maximum Contingent Deferred Sales Charge
  (as a percent of original purchase price)........  Per Following Table   None

                               Year of Redemption
                                 After Purchase
                                 --------------

                  First...................................     4.0%
                  Second..................................     3.7%
                  Third...................................     3.4%
                  Fourth..................................     3.1%
                  Fifth...................................     2.8%
                  Sixth...................................     2.5%
                  Seventh and Following...................       0%

There is a $10 charge associated with final redemptions from retirement plan accounts and redemptions payable by wire transfer. The CDSC may be waived in certain situations. (See "HOW TO REDEEM SHARES".)

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                 INITIAL SHARES

                                                                        TOTAL
                           MANAGEMENT       12B-1         OTHER       OPERATING
PORTFOLIO EXPENSES           FEES           FEES         EXPENSES      EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Equity Portfolio             0.53%          0.50%          0.55%          1.58%
Total Return Portfolio       0.53%          0.50%          0.55%          1.58%
Fixed Income Portfolio       0.53%          0.50%          0.50%          1.53%


                                  SELECT SHARES

                                                                        TOTAL
                           MANAGEMENT       12B-1         OTHER       OPERATING
PORTFOLIO EXPENSES           FEES           FEES         EXPENSES      EXPENSES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Equity Portfolio             0.53%          None           0.55%          1.08%
Total Return Portfolio       0.53%          None           0.55%          1.08%
Fixed Income Portfolio       0.53%          None           0.50%          1.03%

Under the Fund Accounting Agreement, IMG has agreed to limit its annual fees for such services to the lesser of 0.15 percent of the average annual net assets for each of the Equity Portfolio and Total Return Portfolio or $24,000 each and 0.10 percent of the average annual net assets of the Fixed Income Portfolio or $24,000. Fund Accounting Expenses are included in other expenses in the above table.


From time to time, the Fund's Advisor and/or Sub-Advisor, may also voluntarily waive the management fee and/or absorb certain expenses for a Portfolio.

Investors should be aware that the above table is not intended to reflect in detail the fees and expenses associated with an investment in the Fund. The table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of the Prospectus.

EXAMPLE OF EXPENSES

An investor would pay the following dollar amount of expenses on a $1,000 investment assuming (1) a 5 percent annual rate of return and (2) redemption at the end of each time period. Only Initial Shares incur a CDSC at redemption which declines to zero after six years.

                                1 year      3 years        5 years     10 years1
                                ------------------------------------------------
Initial Shares:

  Equity Portfolio                $56          $84          $114          $174
  Total Return Portfolio          $56          $84          $114          $174
  Fixed Income Portfolio          $56          $82          $111          $169


                               1 year      3 years        5 years      10 years
                               ------------------------------------------------
Select Shares:

  Equity Portfolio                $11          $34          $60           $132
  Total Return Portfolio          $11          $34          $60           $132
  Fixed Income Portfolio          $11          $33          $57           $126


An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period.

                               1 year      3 years        5 years      10 years1
                               -------------------------------------------------
Initial Shares

  Equity Portfolio                $16          $50          $86           $174
  Total Return Portfolio          $16          $50          $86           $174
  Fixed Income Portfolio          $16          $48          $83           $169


                               1 year      3 years        5 years      10 years
                               ------------------------------------------------
Select Shares:

  Equity Portfolio                $11          $34          $60           $132
  Total Return Portfolio          $11          $34          $60           $132
  Fixed Income Portfolio          $11          $33          $57           $126


1Eight years after purchase, Initial Shares will be automatically converted into Select Shares. The example above assumes conversion of Initial Shares at the end of year eight. (See "ADDITIONAL INVESTMENT INFORMATION -Conversion Feature".) As a result, years nine and ten reflect Select Share expenses. The conversion will constitute a tax-free exchange for federal income tax purposes. (See "DISTRIBUTIONS AND TAXES.")

PLEASE REMEMBER THAT THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND THAT ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN. FOR MORE COMPLETE DESCRIPTIONS OF THE EXPENSES OF EACH PORTFOLIO, PLEASE SEE THE FOLLOWING SECTIONS: "HOW TO REDEEM SHARES"; AND "MANAGEMENT".

FINANCIAL HIGHLIGHTS

The tables on the following pages give you each Portfolio's financial history. The information has been audited by KPMG Peat Marwick LLP, independent auditors, whose audit report on the financial statement appears in the Fund's annual report. A Statement of Additional Information, as well as a copy of the Annual
Report,  which  contains  further  information   regarding  the  Fund  and  each
Portfolio's performance, may be obtained from the Fund upon request to the address and telephone number on page 3 of this Prospectus at no charge. The tables on the following pages use the Fund's fiscal year (which ends March 31) and express investment and distribution information for a single Initial and Select Share as indicated outstanding throughout each period.

Per share data and ratios for an Initial Share outstanding through each period ending March 31.

                                        EQUITY                           TOTAL RETURN                        FIXED INCOME
                                      PORTFOLIO                           PORTFOLIO                            PORTFOLIO

                           1997     1996     1995     1994*    1997     1996     1995     1994*   1997      1996     1995    1994*
                         -----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
   BEGINNING OF PERIOD   $12.559  $10.615  $10.280  $10.000  $11.285  $10.113  $10.131  $10.000  $10.081  $ 9.654  $ 9.769  $10.000

INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income   0.362    0.305    0.227    0.067    0.474    0.454    0.364    0.129    0.566    0.571    0.534    0.323
   Net Gains or Losses on
     Securities (both
     realized and
     unrealized)           0.476    2.214    0.758    0.353    0.048    1.263    0.233    0.223   (0.210)   0.417   (0.092)  (0.131)
                         -----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
   OPERATIONS              0.838    2.519    0.985    0.420    0.522    1.717    0.597    0.352    0.356    0.988    0.442    0.192
                         -----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
   Dividends (from Net
     Investment Income)    0.362    0.301    0.234    0.113    0.476    0.446    0.364    0.192    0.547    0.560    0.547    0.373
   Distributions (from
     Capital Gains)        1.411    0.274    0.416    0.270    0.813    0.098    0.251    0.029    0.009    0.000    0.010    0.050
                         -----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS        1.773    0.575    0.650    0.140    1.289    0.544    0.615    0.221    0.556    0.560    0.557    0.423
                         -----------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
   END OF PERIOD         $11.624  $12.559  $10.615  $10.280  $10.518  $11.285  $10.113  $10.131  $ 9.881  $10.081  $ 9.654  $ 9.769
                         ===========================================================================================================

Total Return               6.79%   23.90%    9.78%    3.59%    4.65%   17.12%    6.16%    2.72%    3.63%   10.28%    4.59%    1.23%
Net Assets,
   End of Period
   (000 omitted)         $ 3,541  $ 6,372  $ 4,393  $   388  $   612  $ 3,436  $ 3,728  $ 1,081  $   747  $ 1,855  $  1,289 $   181
Ratio of Expenses to
   Average Net Assets      1.58%    1.57%    1.57%    1.52%    1.58%    1.57%    1.57%    1.52%    1.53%    1.52%     1.52%   1.47%
Ratio of Net Income
   to Average Net Assets   3.02%    2.56%    2.31%    1.28%    4.19%    4.13%    4.04%    2.25%    5.43%    5.52%     6.10%   4.21%
Portfolio Turnover Rate   56.00%   35.91%   55.19%   12.52%   40.62%   52.11%   67.00%   38.74%   55.50%   57.15%    60.36%  70.83%
Average Commission
   Rate Paid             $0.0961  $0.0792  $0.0000  $0.0000  $0.1047  $0.0768  $0.0000  $0.0000

*From inception of the Fund May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

Per share data and ratios for a Select Share outstanding throughout each period ending March 31.

                                        EQUITY                           TOTAL RETURN                        FIXED INCOME
                                      PORTFOLIO                           PORTFOLIO                            PORTFOLIO

                           1997     1996     1995     1994*    1997     1996     1995     1994*   1997      1996     1995    1994*
                         -----------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
   BEGINNING OF PERIOD   $12.548  $10.603  $10.266  $10.000  $11.075  $ 9.932  $ 9.966  $10.000  $ 9.987  $ 9.566  $ 9.682  $10.000
                         -----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income   0.427    0.359    0.271    0.146    0.542    0.500    0.418    0.225    0.617    0.611    0.580    0.414
   Net Gains or Losses on
     Securities (both
     realized and
     unrealized)           0.473    2.219    0.750    0.291    0.024    1.241    0.215   (0.007)  (0.215)   0.419   (0.109)  (0.269)
                         -----------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
   OPERATIONS              0.900    2.578    1.021    0.437    0.566    1.741    0.633    0.218    0.402    1.030    0.471    0.145
                         -----------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
   Dividends (from Net
     Investment Income)    0.427    0.359    0.268    0.144    0.544    0.500    0.416    0.223    0.598    0.609    0.577    0.413
   Distributions (from
     Capital Gains)        1.411    0.274    0.416    0.027    0.813    0.098    0.251    0.029    0.009    0.000    0.010    0.050
                         -----------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS        1.838    0.633    0.684    0.171    1.357    0.598    0.667    0.252    0.607    0.609    0.587    0.463
                         -----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD          $11.610  $12.548  $10.603  $10.266  $10.284  $11.075  $ 9.932  $ 9.966  $ 9.782  $ 9.987  $ 9.566  $ 9.682
                         ===========================================================================================================

Total Return               7.33%   24.52%   10.31%    4.38%    5.16%   17.70%    6.69%    2.18%    4.14%   10.84%    5.12%    1.20%
Net Assets,
  End of Period
  (000 omitted)          $13,236  $18,083  $13,207  $10,602  $11,486  $17,528  $13,983  $12,459  $ 8,075  $ 7,707  $ 6,704  $ 6,261
Ratio of Expenses to
  Average Net Assets       1.08%    1.07%    1.07%    1.03%    1.08%    1.07%    1.07%    1.03%    1.03%    1.02%    1.02%    0.98%
Ratio of Net Income
  to Average Net Assets    3.38%    3.06%    2.68%    1.76%    4.69%    4.63%    4.30%    2.63%    5.94%    6.03%    6.14%    4.73%
Portfolio Turnover Rate   56.00%   35.91%   55.19%   12.52%   40.62%   52.11%   67.00%   38.74%   55.50%   57.15%   60.36%   70.83%
Average Commission
  Rate Paid              $0.0961  $0.0792  $0.0000  $0.0000  $0.1047  $0.0768  $0.0000  $0.0000





*From inception of the Fund May 20, 1993.
Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year and does not reflect the effect of any deferred sales charges.

INVESTMENT OBJECTIVES AND POLICIES

The descriptions of the Portfolios' investment objectives and policies that follow are designed to help you choose the Portfolio that best fits your investment objective. You may want to pursue more than one objective by investing in more than one of the Portfolios. Each Portfolio's investment objectives are discussed below in connection with the Portfolio's investment policies.

Each Portfolio may invest in a diversified portfolio of securities without regard to criteria, such as size, exchange listing, earnings history or other objective factors. The Sub-Advisor will be limited by its best judgment as to what will help achieve each Portfolio's investment objective and the policies and restrictions described below. Because of the risks inherent in all investments there can be no assurance that the objectives of these Portfolios will be met.

EQUITY SECURITIES

Subject to certain restrictions explained more fully below, the Equity and Total Return Portfolios may invest in "Equity Securities". Equity Securities consist of (i) common stocks, (ii) preferred stocks, (iii) warrants to purchase common stocks or preferred stocks, (iv) securities convertible to common or preferred stocks, such as convertible bonds and debentures, (v) shares of publicly traded limited partnerships, and (vi) foreign securities -- equity securities issued by foreign issuers traded either in foreign markets or in domestic markets through depository receipts.

FIXED INCOME SECURITIES

Each Portfolio may invest in the fixed income investments described below (collectively "Fixed Income Securities"). A Portfolio's authority to invest in certain types of Fixed Income Securities may be restricted or subject to objective investment criteria. For complete information on these restrictions see the description of each Portfolio's investment objectives and policies in this section.

Fixed Income Securities consist of (i) corporate debt securities, including bonds, debentures, and notes; (ii) bank obligations, such as certificates of deposit, bankers' acceptances, and time deposits of domestic banks, foreign branches and subsidiaries of domestic banks, and domestic and foreign branches of foreign banks and domestic savings and loan associations (in amounts in excess of the insurance coverage (currently $100,000 per account) provided by the Federal Deposit Insurance Corporation); (iii) commercial paper; (iv) variable and floating rate securities (including variable account master demand notes); (v) repurchase agreements; (vi) illiquid debt securities (such as private placements, restricted securities and repurchase agreements maturing in more than seven days); (vii) foreign securities -- debt securities issued by foreign issuers traded either in foreign markets or in domestic markets through depository receipts; (viii) convertible securities -- debt securities of corporations convertible into or exchangeable for equity securities or debt securities that carry with them the right to acquire equity securities, as evidenced by warrants attached to such securities, or acquired as part of units of the securities; (ix) preferred stocks -- securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the company's earnings or assets; (x) U.S. government securities, (xi) mortgage-backed securities, collateralized mortgage obligations and similar securities (including corporate asset-backed securities), and (xii) when issued or delayed delivery securities.

Fixed Income Securities consist of fixed rate securities and variable- or floating-rate securities (income producing debt instruments with interest rates which change at stated intervals or in relation to a specified interest rate index). (See "IMPLEMENTATION OF POLICIES AND RISKS -- Variable or Floating Rate Securities".)

Corporate debt securities, including bonds, debentures, and notes, may be unsecured or secured by the issuer's assets. They may be senior or subordinate in right of payment to other creditors of the issuer and may be listed on a national securities exchange or traded in the over-the-counter market. Each Portfolio may invest in the obligations of banks and savings and loan associations. However, a Portfolio will only invest in obligations of banks and savings and loan associations which present minimal credit risks.

"U.S. government securities" include bills, notes, bonds, and other debt securities differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government sponsored agencies or instrumentalities, no assurance can be given that it always will do so. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities and consequently, the value of such securities may fluctuate.


Fixed income securities in which the Portfolios may invest will primarily be "High-Quality Fixed Income Securities." High-Quality Fixed Income Securities are considered to be (i) corporate debt securities rated in the three highest categories by Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("D&P"), Fitch Investors Services, Inc. ("Fitch"), or of similar quality as determined by another Nationally Recognized Statistical Rating Organization ("NRSRO") as that term is used in applicable rules of the Securities and Exchange Commission; (ii) U.S. government securities (as defined above); bank obligations (certificates of deposit, bankers' acceptances, and time deposits) issued by banks with a long-term CD rating in one of the three highest categories of an NRSRO, with respect to obligations purchased by a Portfolio and maturing in more than one year (e.g., A or higher by S&P), and in one of the three highest categories, with respect to obligations purchased by a Portfolio and maturing in one year or less (e.g., A-3 or higher by S&P); (iii) preferred stock rated in one of the three highest categories by an NRSRO (e.g., A or higher by S&P); (iv) commercial paper rated in the two highest categories by S&P, Moody's, D&P, Fitch or another NRSRO (e.g., A-2 or higher by S&P); (v) repurchase agreements involving these securities; and (vi) unrated securities which, in the opinion of the Sub-Advisor, are of a quality comparable to the foregoing. See Appendix B of the Statement of Additional Information for descriptions of the rating services' bond ratings.


A Portfolio's average maturity represents an average based on the stated maturity dates of the portfolio securities, except that (i) variable-rate securities are deemed to mature at the next interest rate adjustment date, (ii) debt securities with put features are deemed to mature at the next put exercise date, and (iii) the maturity of mortgage-backed securities is determined on an "expected life" basis.

The investment objective for each Portfolio is described below. Because of the risks involved in all investments there can, of course, be no assurance that the objectives of the Portfolio will be met. Except for the investment objectives of each Portfolio, and certain additional limitations listed under "INVESTMENT RESTRICTIONS" and in the Statement of Additional Information, the investment policies of each Portfolio are not fundamental. Accordingly, they may be changed by the Board of Directors of the Fund without an affirmative vote of a majority of each Portfolio's outstanding voting shares.

EQUITY PORTFOLIO

The Equity Portfolio's investment objective is to seek long-term capital appreciation. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments, therefore, will be incidental to the Portfolio's objective. The Equity Portfolio is intended to be an investment vehicle for that part of an investor's capital which can appropriately be exposed to above average risk in anticipation of greater rewards. It is not designed to offer a complete or balanced investment program suitable for all investors.

The Equity Portfolio will seek to achieve its investment objective by investing primarily (at least 65 percent and up to 100 percent of its assets under normal conditions) in Equity Securities. However, the percentage of the Equity
Portfolio's assets that may be invested in Equity Securities, Fixed Income Securities and/or short-term cash equivalents at any time is not fixed. For temporary defensive purposes, when market conditions dictate a more conservative approach to investing, the Portfolio may be up to 100 percent invested in cash equivalents.

Equity securities will be selected by identifying companies that exhibit strong or improving business fundamentals and below-average relative valuations. Stocks which meet these objectives are then extensively evaluated on an individual basis. Business fundamentals such as financial performance, balance sheet condition, management expertise, business strategy and competitive position are examined. An evaluation of factors which indicate the fundamental investment value of the security is also conducted. Valuation is examined on a relative basis to the broad equity market. Valuation measures considered include price/earnings ratio, dividend yield, cash flow, price/book value, and price/sales ratio. This approach favors financially strong companies with ample liquidity and debt capacity. The primary goal is to favor securities which offer the strongest fundamentals combined with attractive relative valuations.

Risk management will be effected through broad portfolio diversification across economic and industry sectors. Individual stocks and sectors are overweighted where significant undervaluation is present and underweighted where undervaluation is less significant but exposure serves to provide portfolio diversification and reduced risk. Individual stock and sector weightings are closely monitored and excessive concentrations are avoided to reduce risk. Quantitative tools are used to measure and continually monitor total active and residual risk.

The Portfolio will also invest in "special situations" from time to time, when the securities of a particular company exhibit independent signs of undervaluation. A "special situation" arises when, in the opinion of the Sub-Advisor, the securities of a particular company will be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations might involve, among others, the following:
"workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Special situations may involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general economic, market or industry risks. As with any securities transaction, investment in special situations may involve the risk of decline or total loss of the value of the investment. However, the Sub-Advisor will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

Although the Portfolio's assets normally will be invested primarily in Equity Securities, the Portfolio may hold Fixed Income Securities (as defined above), and cash equivalents, when a defensive position is warranted or so that the Portfolio may receive a return on its idle cash. A defensive position may occur when investment opportunities with desirable risk/reward characteristics are unavailable. While the Portfolio maintains a defensive position, investment income will increase and may constitute a large portion of the return on the Portfolio, and the Portfolio probably will not participate in market advances or declines to the extent it would if it were fully invested. However, except when the Advisor or Sub-Advisor determines that adverse market conditions warrant a temporary defensive position, the Portfolio will limit the investments in Fixed Income Securities to 35 percent of its total assets.

Since the Equity Portfolio's assets will normally consist primarily of common stocks, the Equity Portfolio's net asset value may be subject to greater principal fluctuation than a Portfolio containing a substantial amount of fixed income securities. (See "IMPLEMENTATION OF POLICIES AND RISKS -- Portfolio Turnover".) Sector exposures are monitored closely and excessive concentrations are avoided to reduce risk.

TOTAL RETURN PORTFOLIO

The investment objective of the Total Return Portfolio is a high total return from capital appreciation and current income, consistent with preservation of capital. The Total Return Portfolio is intended for those investors seeking to balance the potential appreciation of common stocks with the income and principal stability of bonds over the long term. The Portfolio's investment in common stocks is intended to provide sufficient capital growth to offset the erosive effects of inflation. The balanced approach to achieving a combination of growth, income and stability is a strategy used by many large pension funds because of its conservative long-term focus. For retirement or other long-term investment dollars, the Portfolio offers a well balanced investment program which seeks to combine attractive returns with the benefits of broad diversification.

The Portfolio attempts to achieve its objective by investing in Equity Securities and Fixed Income Securities (including short-term cash equivalents). Equity Securities may be either growth- or income-oriented. Growth-oriented
Equity Securities are those which the Sub-Advisor believes offer primarily capital appreciation potential. Income-oriented Equity Securities are those which the Sub-Advisor believes offer higher income potential through the payment of dividends, but may also include a potential for capital appreciation.

The Total Return Portfolio's assets are allocated using what is sometimes referred to as a "top down" approach. (See "Equity Portfolio" above.)

Under normal investing conditions, the assets of the Total Return Portfolio are allocated between the asset groups within the following parameters: 35 percent-65 percent in Equity Securities, and 35 percent-65 percent in Fixed Income Securities. However, the percentage of assets the Portfolio will invest in Equity or Fixed Income Securities at any particular time will depend on the Sub-Advisor's economic outlook. During favorable investment periods, the Total Return Portfolio seeks to generate real (inflation plus) growth. During uncertain periods, income and capital preservation are emphasized. At times, the Portfolio may emphasize interest income by investing in Fixed Income Securities, both short- and long-term. It may also purchase intermediate- or long-term Fixed Income Securities (those having maturities of more than five years) with a view toward capital appreciation.

FIXED INCOME PORTFOLIO

The investment objective of the Fixed Income Portfolio is to provide as high a level of income as is consistent with preservation of capital and prudent investment risk. The Fixed Income Portfolio is designed for the investor whose primary goal is a level of income higher than money market or short-and intermediate-term bond funds usually provide. Unlike a money market fund, the Portfolio's net asset value will rise and fall in inverse relationship to changes in interest rates.

The Portfolio invests at least 75 percent of its total assets in Fixed Income Securities (including short-term cash equivalents). Investments will be made generally upon a long-term basis, but the Portfolio may make short-term investments from time to time. Longer maturities typically provide better yields but will subject the Portfolio to a greater possibility of substantial changes in the values of its securities as interest rates change.

To meet the objectives of the Portfolio and to seek additional stability of principal, the Portfolio will be managed to adjust the average maturity based on the interest rate outlook. During periods of rising interest rates and falling prices, a shorter average maturity may be adopted to cushion the effect of price declines on the Portfolio's net asset value. When rates are falling and prices are rising, a longer average maturity for the Portfolio may be considered.


Under normal circumstances, the Portfolio will invest at least 65 percent of its total assets in Fixed Income Securities which are considered to be of High-Quality. Up to 25 percent of the Portfolio's total assets could be invested in below-Investment Grade securities (commonly known as "junk bonds"). Currently, the Portfolio does not expect to invest in (i) securities rated lower than "Ba" by Moody's or "BB" by S&P, Fitch, D&P, or of similar quality by another NRSRO; and (ii) unrated debt securities of similar quality. Securities of "BBB/Baa" or lower quality may have speculative characteristics and poor credit protection.


The ratings services' descriptions of the below-Investment Grade securities ratings categories in which the Portfolio may invest are as follows:

Moody's Investors Service, Inc. Bond Ratings -- Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

Standard and Poor's Corporation Bond Ratings -- BB, B, CCC, CC: Debt rated "BB", "B", "CCC", and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Fitch Investors Services, Inc. Bond Ratings -- BB: Bonds which are rated "BB" are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

Duff & Phelps, Inc. Long Term Ratings -- BB+, BB, BB-: Bonds which are rated "BB+", "BB", and "BB-", are below-investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

See "IMPLEMENTATION OF POLICIES AND RISKS -- Lower Rated Securities" for information concerning risks associated with investing in below-investment grade bonds.

The Portfolio's assets may be invested in all types of Fixed Income Securities in any proportion, including corporate debt securities, bank obligations, commercial paper, repurchase agreements, private placements, foreign securities, convertible securities, preferred stocks, U.S. government securities, and mortgage-backed and similar securities. (See "Fixed Income Securities" above.) Common stocks acquired through exercise of conversion rights or warrants or acceptance of exchange or similar offers will not be retained by the Portfolio, but will be disposed of in an orderly fashion consistent with the best obtainable price. There is no maximum or anticipated average maturity for the Fixed Income Portfolio. The maturities selected will vary depending on the interest rate outlook.


IMPLEMENTATION OF POLICIES AND RISKS

In addition to the investment policies described above (and subject to certain restrictions described herein), the Portfolios may invest in some or all of the following securities and employ some or all of the following investment techniques, some of which may present special risks as described below. A more complete discussion of these securities and investment techniques and their associated risks is contained in the Statement of Additional Information.

REPURCHASE OBLIGATIONS

Each Portfolio may enter into repurchase agreements with member banks of the Federal Reserve System or dealers registered under the Securities and Exchange Act of 1934. In a repurchase agreement, the Portfolio buys a security at one price and, at the time of sale, the seller agrees to repurchase the obligation at an agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Portfolio's ability to dispose of the underlying securities. The Portfolios may not enter into repurchase agreements if, as a result, more than 10 percent of a Portfolio's total asset value at the time of the transaction would be invested in the aggregate in repurchase agreements maturing in more than seven days and other securities which are not readily marketable. (See "Illiquid Securities" below.)

FIXED INCOME SECURITIES

The net asset value of the shares of open-end investment companies, such as the Fixed Income Portfolio and Short-Term Government Portfolio, which invest in Fixed Income Securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of a Portfolio, such changes will not affect the income received by that Portfolio from such securities. However, the dividends paid by a Portfolio, if any, will increase or decrease in relation to the income received by that Portfolio from its investments, which would in any case be reduced by that Portfolio's expenses before it is distributed to shareholders.

When and if available, the Portfolios may purchase Fixed Income Securities at a discount from face value. However, the Portfolios do not intend to hold such securities to maturity for the purpose of achieving potential capital appreciation, unless current yields on these securities remain attractive.

LOWER RATED SECURITIES

Investments in below-Investment Grade Fixed Income Securities by the Fixed Income Portfolio, while generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specific level of income can ever be assured. In particular, securities rated lower than "Baa" by Moody's or "BBB" by S&P or comparable securities either rated by another NRSRO or unrated (commonly known as "junk bonds") are considered speculative. These lower rated, higher yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on the Portfolio's lower rated, high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, the Portfolio may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Portfolio's yield despite the actual loss of principal.

The prices for these securities may be affected by legislative and regulatory developments. For example, federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to depress the prices of outstanding lower rated, high yielding fixed income securities.

Changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity of the Portfolio, but will be reflected in the net asset value of shares of the Portfolio. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Sub-Advisor's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities at their fair market value to meet redemption requests or to respond to changes in the market.


As noted above, the Portfolio may invest up to 25 percent of its total assets in fixed income securities that are rated lower than Investment Grade. For the year ended March 31, 1997, the Portfolio had not invested in any income securities that are rated lower than Investment Grade. See "Fixed Income Securities" above. To the extent the Portfolio invests in these lower rated fixed income securities, the achievement of its investment objective may be more dependent on the Sub-Advisor's own credit analysis than in the case of a fund investing in higher quality bonds. While the Sub-Advisor will refer to ratings issued by established ratings agencies, it is not a policy of the Portfolio to rely exclusively on ratings issued by these agencies, but rather to supplement such ratings with the Sub-Advisor's own independent and ongoing review of credit quality.


The Portfolios may also invest in fixed income securities rated in the fourth highest category by one or more NRSROs (e.g., "Baa" by Moody's), and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

For further discussion, see "INVESTMENT POLICIES AND TECHNIQUES -- Low-Rated and Comparable Unrated Fixed Income Securities" in the Statement of Additional Information.

SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES

The Fund has adopted a nonfundamental investment policy regarding investing defensively during abnormal market conditions. During periods of abnormal market conditions when the Sub-Advisor believes that investing for defensive purposes is appropriate, a large portion or all of the assets of one or more of the Portfolios may be invested in cash or cash equivalents including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances and repurchase agreements), high quality commercial paper and short-term notes (rated in the two highest categories by S&P and/or Moody's or any other NRSRO or determined to be of comparable quality by the Sub-Advisor), obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and related repurchase agreements, without regard to the Portfolio's fundamental and nonfundamental investment policies and objectives.

ILLIQUID SECURITIES

Each Portfolio may invest up to 10 percent of its net assets in illiquid securities. For purposes of this restriction, illiquid securities include restricted securities (securities the disposition of which is restricted under the federal securities laws, such as private placements), other securities without readily available market quotations (including options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities), and repurchase agreements maturing in more than seven days. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time a Portfolio may be permitted to sell it under an effective registration statement. If, during such a period, adverse conditions were to develop, the Portfolio might obtain a less favorable price than prevailing when it decided to sell. (See "Futures and Options Activities" and "Stripped Mortgage-Backed Securities" below.) A complete description of these investment practices and their associated risks is contained in the Statement of Additional Information.

FUTURES AND OPTIONS ACTIVITIES

The Portfolios may, subject to certain restrictions, invest in interest rate futures contracts and index futures contracts. Interest rate futures contracts are contracts for the future delivery of debt securities, such as U.S. Treasury bonds, U.S. Treasury bills, U.S. Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit. Index futures contracts are contracts in which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract was originally written.

The Portfolios may also (i) purchase covered spread options which give each Portfolio the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark (up to 5 percent of the Portfolio's total net assets); (ii) write call options and purchase put options on interest rate and index futures contracts; (iii) write covered call options on its portfolio securities and purchase covered put options on its portfolio securities; and
(iv) enter into closing transactions with respect to these options. The Portfolios may enter into futures transactions and options on futures contracts and portfolio securities only for traditional hedging purposes. These investment practices will primarily be used to attempt to minimize adverse principal or price fluctuations and unfavorable fluctuations in interest rates. Premiums may be generated through the use of call options. However, the premiums which may be generated are not the primary reason for writing covered call options. A complete description of futures and options investment practices and their associated risks is contained in the Statement of Additional Information. Each Portfolio's transactions in futures, options on futures, and options on portfolio securities are subject to certain restrictions. (See "INVESTMENT RESTRICTIONS.")

WARRANTS

The Equity and Total Return Portfolios may invest in warrants; however, not more than 5 percent of each Portfolio's total assets (at the time of purchase) will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5 percent, not more than 2 percent of total assets at the time of purchase may be invested in warrants that are not listed on the New York or American Stock Exchange. (See "INVESTMENT POLICIES AND TECHNIQUES" in the Statement of Additional Information.)

VARIABLE OR FLOATING RATE SECURITIES

Each Portfolio may invest in Fixed Income securities which offer a variable or floating rate of interest. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semiannually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days' notice or on similar notice at intervals of not more than one year. Securities with a demand feature exercisable over a period in excess of seven days are considered to be illiquid. (See "Illiquid Securities" above.) Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable rate demand notes include master demand notes which are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. If not so rated, a Portfolio may invest in them only if the Sub-Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The Sub-Advisor, on behalf of the Portfolio, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations owned by the Portfolio.

MORTGAGE-BACKED SECURITIES

Mortgage loans made by banks, savings and loan institutions, and other lenders are often assembled into pools which are issued and guaranteed by an agency or instrumentality of the U.S. government, though not necessarily backed by the full faith and credit of the U.S. government itself, or collateralized by U.S. Treasury obligations or by U.S. government agency securities. Interests in such pools are described in the Prospectus as "Mortgage-Backed Securities". These include securities issued by the Government National Mortgage Association ("GNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Federal
National Mortgage Association ("FNMA"). Each Portfolio may invest in Mortgage-Backed Securities representing undivided ownership interests in pools of mortgage loans, including GNMA, FHLMC, and FNMA Certificates and so-called "CMOs" (i.e., collateralized mortgage obligations which are issued by nongovernmental entities but which are collateralized by U.S. Treasury obligations or by U.S. government agency securities). The Portfolios may also invest in REMIC Certificates issued by FNMA. Investors may purchase beneficial interest in REMICs, which are known as "regular" interests or "residual" interests. The Portfolios are not presently permitted to invest in "residual" interests.

GNMA Certificates are Mortgage-Backed Securities which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Portfolios may purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

FHLMC issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by FHLMC as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The principal and the timely payment of interest on FNMA Certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. government. FNMA also issues REMIC Certificates, which represent an interest in a trust funded with FNMA Certificates. REMIC Certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. government.

Each of the mortgage-backed securities described above is characterized by periodic payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as a Portfolio), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal which is part of the regular payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. This means that in times of declining interest rates, some of a Portfolio's higher-yielding mortgage-backed securities might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. In addition to the foregoing, each Portfolio may invest in similar asset-backed securities which are backed not by mortgages but other assets such as receivables.


ASSET-BACKED SECURITIES

The Portfolios may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to sell off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (i.e., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS, AND PIK BONDS

Each of the Portfolios may invest in zero coupon bonds, deferred interest bonds and PIK bonds. Zero coupon bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. (See "INVESTMENT POLICIES AND TECHNIQUES" in the Statement of Additional Information.)

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

Each of the Portfolios may invest a portion of its assets in Collateralized Mortgage Obligations ("CMOs"), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Each of the Portfolios may also invest a portion of its net assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. government or by private originators or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal and interest on Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal repayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" in the Statement of Additional Information for a discussion of the risks of investing in classes consisting primarily of interest payments or principal payments. The Portfolios may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

STRIPPED MORTGAGE-BACKED SECURITIES

Each of the Portfolios may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets. For a further description of SMBS and the risks related to transactions therein, see the Statement of Additional Information.

LOAN PARTICIPATIONS

Each of the Portfolios may invest a portion of its assets in "loan participations". By purchasing a loan participation, each Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. (See "INVESTMENT POLICIES AND TECHNIQUES" in the Statement of Additional Information.)

FOREIGN SECURITIES

Each Portfolio may invest up to 15 percent of its total assets directly in U.S. dollar denominated securities of foreign issuers, including the securities of foreign branches and foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Portfolios may also invest in foreign securities in domestic markets through depository receipts without regard to this limitation. Foreign investments may involve risks which are in addition to the risks inherent in domestic investments. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States.

Foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards. The value of foreign investments may rise or fall because of changes in currency exchange rates, and a Portfolio may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce a Portfolio's income without providing a tax credit for the Portfolio's shareholders. Obtaining judgments, when necessary, in foreign countries may be more difficult and more expensive than in the United States. Although each Portfolio intends to invest in securities of foreign issuers located in developed countries which are considered as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, nationalization, currency blockage, or political or social instability which could affect investments in those nations.

In addition, the net asset values of the Portfolios are determined and shares of the Portfolios can be redeemed only on days the New York Stock Exchange ("NYSE") is open for business. However, foreign securities held by a Portfolio may be traded on days and at times when the NYSE is closed. Accordingly the net asset value of a Portfolio may be significantly affected on days when the investor is unable to purchase or redeem shares.


DELAYED DELIVERY SECURITIES

Each Portfolio may invest up to 15 percent of its total assets, measured at the time of purchase, in securities purchased on a when-issued or delayed delivery basis ("Delayed Delivery" or "When-Issued" Securities). Although the payment and interest terms of these securities are established at the time the purchaser enters into the commitment, these securities may be delivered and paid for at a future date, generally within 45 days. Purchasing securities on a when-issued basis allows the Portfolio to lock in a fixed price or yield on a security it intends to purchase. At the time a Portfolio purchases a When-Issued Security, it records the transaction and reflects the value of the security in determining its net asset value (although the Portfolio will not accrue interest income prior to actual delivery).

The Portfolios may also sell securities on a delayed delivery basis. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security.

Delayed Delivery Securities are subject to changes in value based on the market perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Delayed Delivery Securities may expose a Portfolio to this risk because they may experience such fluctuation prior to actual delivery. The greater the Portfolio's outstanding commitments to purchase these securities, the greater the Portfolio's exposure to possible fluctuations in its net asset value. Purchasing (or selling) Delayed Delivery Securities may involve the additional risk that the yield available in the market when delivery occurs may be higher (or lower) than that obtained at the time of commitment. Although the Portfolio may be able to sell Delayed Delivery Securities prior to the delivery date, a Portfolio will only purchase Delayed Delivery Securities for the purpose of actually acquiring the securities, unless after entering into the commitment a sale appears desirable for investment reasons. Each Portfolio will segregate and maintain cash, cash-equivalents, or other high-quality, liquid securities in an amount at least equal to the amount of outstanding commitments for Delayed Delivery Securities at all times. See the Statement of Additional Information for further discussion of Delayed Delivery Transactions.

PORTFOLIO TURNOVER


The Portfolios attempt to increase return by trading to take advantage of short-term market variations. This policy may lead to higher annual portfolio turnover rates. It is anticipated that under normal market conditions the rate of portfolio turnover for the Equity Portfolio will generally not exceed 100 percent; however, during periods when it is advisable to engage in substantial short-term trading, the portfolio turnover rate could exceed 200 percent. The rates of portfolio turnover for the Total Return and Fixed Income Portfolios are estimated to fall between 100 percent and 300 percent. These rates should not be considered as limiting factors.


The annual portfolio turnover rate indicates changes in a Portfolio's securities' positions. The turnover rate may vary from year to year, as well as within a year. It may also be affected by sales of Portfolio securities necessary to meet cash requirements for redemptions of shares. High turnover in any year will result in the payment by a Portfolio of above average amounts of brokerage commissions and could result in the payment by shareholders of above average amounts of taxes on realized investment gains. However, to the extent the Portfolios purchase Fixed Income Securities, it is not anticipated that high turnover will produce a negative effect, because Fixed Income Securities will normally be purchased on a principal basis.

The Portfolios intend to limit their turnover so that realized short-term gains on securities held for less than three months do not exceed 30 percent of gross income. This enables the Portfolios to derive the benefits of favorable tax treatment available under the Internal Revenue Code. (See "DISTRIBUTIONS AND TAXES".)

INVESTMENT RESTRICTIONS

The Portfolios have adopted certain investment restrictions. Each Portfolio's "fundamental" investment restrictions cannot be changed without approval by holders of a majority of the respective Portfolio's outstanding voting shares. As defined in the Investment Company Act of 1940 ("1940 Act"), this means the lesser of (a) 67 percent of the shares of the Portfolio at a meeting where more than 50 percent of the outstanding shares are present in person or by proxy, or
(b) more than 50 percent of the outstanding shares of the Portfolio. However, except where expressly stated to be fundamental, the Portfolios' investment restrictions are not fundamental and may be changed without shareholder approval. Please refer to the Statement of Additional Information for a complete list of investment restrictions adopted by the Portfolios.

The investment restrictions provide, among other things, that each Portfolio may not:

1. Purchase securities of any company having less than three years of continuous operation (including operations of any predecessors) if the purchase would cause the value of a Portfolio's investments in all such companies to exceed 5 percent of the value of its net assets.

2. Purchase the securities of any issuer if such purchase would cause more than 5 percent of the value of 75 percent of the Portfolio's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any instrumentality thereof), or purchase more than 10 percent of the outstanding voting securities of any one issuer, or more than 10 percent of the outstanding securities of any class.

3. Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of a Portfolio's net assets at the time the borrowing is incurred; provided, however, that a Portfolio may enter into transactions in options, futures, and options on futures. A Portfolio may borrow from a bank or by engaging in a reverse repurchase agreement. A Portfolio will not purchase securities when borrowings exceed 5 percent of its total assets. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage. See the Statement of Additional Information for an explanation of reverse repurchase agreements.

4. Enter into futures contracts or related options if more than 30 percent of a Portfolio's net assets would be represented by futures contracts or more than 5 percent of a Portfolio's total assets would be committed to initial margin and premiums on futures and related options.

5. Invest in options (options on futures, indexes and securities) if portfolio securities covering these options exceed 25 percent of a Portfolio's net assets or the premiums paid for such options exceed 5 percent of a Portfolio's net assets.

RETIREMENT PLANS


WCV provides retirement plan services and documents and can establish investor accounts in any of the following types of retirement plans:


         o Prototype money purchase pension and profit-sharing plans including 401(k) plans.
         o Individual Retirement Accounts (IRAs). This includes Simplified Employee Pension Plan (SEP) IRA accounts and prototype documents.
         o 403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

Brochures describing the above plans as well as model defined benefit plans, target benefit plans, and Section 457 plans and materials for establishing them are available from WCV upon request. Investors should consult with their own tax advisors before establishing a retirement plan.

MANAGEMENT

Under the laws of the State of Maryland, the property, affairs and business of the Fund are managed by the Board of Directors. The Directors elect officers who are charged with the responsibility for the day-to-day operation of the Portfolios and the execution of policies formulated by the Directors. The Directors and Officers of the Fund are:

       William C. Knapp, II, Director of the Fund.
       President, AmerUs Properties, Inc. (real estate development, construction and management)

     * Richard C. Anderson, Director of the Fund.

       CFO & Treasurer, Wellmark, Inc. d/b/a Wellmark Blue Cross and Blue Shield of Iowa.


       Thomas K. Koehn, Director of the Fund.
       President, The Waldinger Corporation (mechanical contractor).

       Marvin J. Walter, Director of the Fund.
       President, Dayton Road Development Corporation/W & G Marketing Company, Inc. (real estate development and meat processing and distribution).

     * David W. Miles, President and Director of the Fund.
       Senior  Managing   Director,   Investors   Management  Group  (registered
       investment advisor).

       Carole E. Sours, Vice President and Treasurer of the Fund.

       Director, Employee Benefit Services, Wellmark, Inc. d/b/a Wellmark Blue Cross and Blue Shield of Iowa


       Ruth L. Prochaska, Secretary of the Fund.
       Controller/Compliance Officer, Investors Management Group (registered investment advisor).

Each Director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk.


THE ADVISOR


The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with Wellmark Capital Value, Inc. ("WCV" or the "Advisor"), an Iowa corporation located at 636 Grand Avenue, Des Moines, Iowa, 50309. Under the terms of the Advisory Agreement, WCV oversees the activities of the Sub-Advisor and establishes and monitors general criteria and policies for the operation of the Fund, subject to the supervision of the Fund's Board of Directors. WCV, a wholly-owned indirect subsidiary of Wellmark, Inc., does business in the state of Iowa as Wellmark Blue Cross and Blue Shield of Iowa and in the state of South Dakota as Wellmark Blue Cross and Blue Shield of South Dakota.


THE SUB-ADVISOR


The Fund and WCV have entered into a sub-investment advisory agreement (the "Sub-Advisory Agreement") with Investors Management Group ("IMG" or the "Sub-Advisor"), 2203 Grand Avenue, Des Moines, Iowa 50312-5338, to serve as each Portfolio's sub-investment advisor. IMG is a registered investment advisor organized in 1982. IMG's principal business is providing continuous investment management to pension and profit-sharing plans, insurance companies, public agencies, banks, endowments and charitable institutions, other mutual funds, individuals and others. IMG has approximately $1.6 billion in equity, fixed income, and money market assets under management. David W. Miles and Mark A. McClurg are principal shareholders of IMG.

Pursuant to the Sub-Advisory Agreement with the Fund and WCV, IMG provides investment advisory assistance and the day-to-day management of each Portfolio's investments, subject to the supervision of WCV and the overall authority of the Board of Directors of the Fund.

The Equity Portfolio is managed by James T. Richards. The Total Return Portfolio is co-managed by James T. Richards, Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA. The Fixed Income Portfolio is co-managed by Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA. Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA, have managed their respective portfolios since inception. The following is certain biographical information concerning the co-managers:

         JAMES T. RICHARDS, EQUITY MANAGER. Mr. Richards is IMG's equity strategist and a member of IMG's Investment Policy Committee. Prior to joining IMG in 1997, Mr. Richards served as Vice-President for Brenton Trust and Investment Management from 1996 to 1997. Mr. Richards served as Managing Director-Equities for IMG from 1991 to 1996. Mr. Richards served as Vice-President and Managing Director-Equities for a Cedar Rapids, Iowa investment firm from 1985 to 1991. Mr. Richards received his Masters of Business Administration from the University of Iowa and his Bachelor of Arts degree in economics from Coe College.


         JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. He received his Masters of Business
         Administration from Drake University and his Bachelor of Business Administration degree from the University of Iowa.

         KATHRYN D. BEYER, CFA, MANAGING DIRECTOR. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration from Drake University and her Bachelor of Science degree in agricultural engineering from Iowa State University.


INVESTMENT ADVISORY FEES PAID TO WCV AND IMG

Under the terms of the Advisory Agreement, the Fund pays Wellmark Capital Value, Inc. a monthly management fee calculated on an annual rate of 0.10 percent of each Portfolio's average daily net assets. nder the Sub-Advisory Agreement, the Fund pays Investors Management Group a monthly management fee calculated on an annual rate of 0.43ercent of each Portfolio's average daily net assets. During the fiscal year ended March 31, 1997, the Fund paid the following fees:

                                      Advisory Fees           Sub-Advisory Fees
Equity Portfolio                       $   22,903                 $   98,482
Total Return Portfolio                 $   18,414                 $   79,180
Fixed Income Portfolio                 $    9,474                 $   40,739


At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund.

Except for the expenses expressly assumed by IMG as set forth above or as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes, membership dues in the Investment
Company Institute allocable to the Fund, brokerage commissions, and other expenses connected with the execution, recording and settlement of portfolio security transactions, expenses of repurchasing and redeeming shares and expenses of servicing shareholder accounts; expenses of registering or qualifying shares for sale; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums; fees and expenses of the Fund's custodian, including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; compensation and expenses of Directors who are not "interested persons" of the Advisor or Sub-Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with IFS requires IFS to pay for prospectuses that are to be used for sales purposes.


From time to time, WCV and IMG may voluntarily waive all or a portion of the management fee and/or absorb certain expenses of a Portfolio without further notification of the commencement or termination of such waiver or absorption. Any such waiver will have the effect of lowering the overall expense ratio for a Portfolio and increasing the Portfolio's overall yield to investors at the time any such amounts are waived and/or absorbed.

Except as voluntarily absorbed by WCV and IMG, all expenses incurred in the operation of the Fund will be borne by the Fund. Expenses attributable to a particular Portfolio are charged against the assets of that Portfolio; other expenses of the Fund are allocated among the Portfolios on a reasonable basis determined by the Board of Directors, including, but not limited to, proportionately in relation to the net assets of each Portfolio.


FEES FOR SHAREHOLDER SERVICES


WCV also provides information and administrative services for Fund shareholders pursuant to an Administrative Services Agreement ("Administrative Services Agreement") under a "Shareholder Services Plan" adopted by the Board of Directors and reviewed at least annually. Under the Shareholder Services Plan, WCV may enter into related arrangements with various financial services firms, such as broker-dealer firms or banks ("Firms"), that provide services and facilities for their customers or clients who are shareholders of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. WCV bears all its expenses of providing services pursuant to the Administrative Services Agreement, including the payment of any services fees. For services under the Administrative Services Agreement, the Fund pays WCV a fee, payable monthly, at the annual rate of up to 0.25 percent of average daily net assets of each Portfolio (regardless of Initial Share and Select Share classification). WCV may then pay each Firm a service fee at an annual rate of up to 0.25 percent of net assets of those accounts in the Fund that it maintains and services. A Firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by WCV or the Fund. The fees are calculated monthly and paid monthly.

WCV also may provide some of the above services and may retain any portion of the fee under the Administrative Services Agreement not paid to Firms to compensate itself for administrative functions performed for the Fund.


FUND ACCOUNTING


IMG provides fund accounting services pursuant to a Fund Accounting Agreement. The Fund pays IMG, fees equal to the lesser of an annual rate of 0.15 percent of average daily net assets or $24,000 for the Equity Portfolio and Total Return Portfolio and the lesser of an annual rate of 0.10 percent of average daily net assets or $24,000 for the Fixed Income Portfolio.


DISTRIBUTOR

IFS serves as distributor for the Fund pursuant to a Distribution Agreement and a Rule 12b-1 Plan. IFS bears all its expenses of providing services pursuant to the agreement, including the payment of any commissions. IFS provides for the preparation of advertising or sales literature and bears the cost of printing and mailing prospectuses to persons other than shareholders. The Fund bears the cost of qualifying and maintaining the qualification of Fund shares for sale under the securities laws of the various states and the expense of registering its shares with the Securities and Exchange Commission. For its services under the Distribution Agreement, IFS receives a fee, payable monthly, at the annual rate of 0.50 percent of average daily net assets of the Initial Shares of a Portfolio. This fee is accrued daily as an expense of the Fund. Select Shares do not pay a distribution services fee. IFS receives any CDSC that may be imposed on redemption of shares. (See "ADDITIONAL INVESTMENT INFORMATION".)

IFS may enter into related selling group agreements with various broker-dealer firms that provide distribution services to investors. IFS currently compensates firms solely from its assets for sales of Initial Shares at a commission rate of up to 3.5 percent. IFS may, from time to time, pay additional commissions or promotional incentives to firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds distributed by IFS.

Banks and other financial services firms may provide administrative services to facilitate transactions in shares of the Fund for their clients, and IFS may pay them a transaction fee up to the level of the commission allowable to dealers as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If the Glass-Steagall Act should prevent banking firms from acting in any capacity or providing any of the described services, management will consider what action, if any, is appropriate in order to provide efficient services for the Fund. Banks or other financial services firms may be subject to various state laws regarding the services described above and may be required to register as dealers pursuant to state law. The Fund does not believe that a termination of a relationship with a bank would result in any material adverse consequence to the Fund.

Since the Distribution Agreement provides for fees that are used by IFS to pay for distribution services, that agreement along with the related selling group agreements (collectively, the "Plan") is approved and reviewed in accordance with the Fund's Rule 12b-1 Plan under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares.

For further information, see "MANAGEMENT OF THE FUND" in the Statement of Additional Information.

HOW TO INVEST

You can purchase shares of the Portfolios in several ways, each of which is described below, from IFS as distributor of the Fund's shares. You may also purchase (or redeem) shares of a Portfolio through dealers or others who may charge a service or transaction fee. (See "Financial Services Firms" below.) Please review the information regarding CDSC and other information under "ADDITIONAL INVESTMENT INFORMATION -- Conversion Feature", and "HOW TO REDEEM SHARES -- Contingent Deferred Sales Charge." All purchases are subject to acceptance by the Fund and the Fund may decline to accept a purchase order upon receipt when it would not be in the best interest of existing shareholders to accept the order. The purchase price of your shares will be the net asset value next determined after IFS receives your investment in proper form. (See ADDITIONAL INVESTMENT INFORMATION -- Determining Your Share Price".)

BY MAIL


You can purchase shares of the Portfolios by sending an application and a check or money order payable to "Capital Value Fund" to the address on the cover of this Prospectus. To make additional purchases, enclose a check payable to Capital Value Fund along with the registered name on your account and account number. Please note the minimum investment requirements for each Portfolio. (See "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments".) If your check does not clear, you will be charged a $20 service fee. You will also be responsible for any losses suffered by a Portfolio as a result. All your purchases must be made by checks payable to Capital Value Fund drawn on U.S. banks. Third-party checks are not accepted.


BY WIRE

You may purchase additional shares by wire. Please call 1-800-798-1819 for complete wire instructions. The Portfolios will not be responsible for the consequences of delays resulting from the banking or Federal Reserve wire systems.


BY EXCHANGE

You can open a new account by exchanging from one Portfolio account to another. Exchanges may only be made between identically registered accounts. There is no charge for this service. No CDSC is imposed on exchanges between the Portfolios described in this Prospectus; however, to the extent that shares exchanged are still subject to a CDSC at the date of the exchange, the CDSC will carry over to the new shares. For purposes of calculating the CDSC upon redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. You may request an exchange by calling or writing IFS. Your purchase price will be the offering price next determined after your exchange request is received in proper form. The telephone exchange minimum is the lesser of $50 or the balance of your account, with no minimum for written exchanges. Check the minimum initial investment requirements for the Portfolio you are investing in under "ADDITIONAL INVESTMENT INFORMATION - Minimum Investments". Please review the information about this privilege under "SHAREHOLDER SERVICES - Telephone Exchange and Redemption Privilege".

BY TELEPHONE PURCHASE

You can make additional investments from $50 to $25,000 in your Capital Value Fund account by telephone. Upon your authorization, money from your bank checking or NOW account will be withdrawn to make the investment. The price you receive will be the price next computed after IFS receives your investment from your bank in proper form, which is normally two banking days after initiated through IFS. To establish the telephone purchase privilege, request a form by calling 1-800-798-1819. Neither the Fund nor its transfer agent will be responsible for the authenticity of purchase instructions received by telephone. Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact.

NO MINIMUM INVESTMENT PROGRAM

The Fund will waive the minimum initial investment for investors using the Automatic Investment Plan or Automatic Exchange. To establish these options, call 1-800-798-1819 for an application. If the Automatic Investment Plan or Automatic Exchange is discontinued before the investor reaches the minimum investment that would otherwise be required, a Portfolio reserves the right to close an investor's account. Prior to closing any account for failure to reach the minimum initial investment, however, the Portfolio will give the investor written notice and 60 days in which to reinstate the Automatic Investment Plan or Automatic Exchange or otherwise reach the minimum initial investment. Since each Portfolio has the right to redeem an investor's account for failure to reach the minimum initial investment, you should consider your financial ability to continue in this Plan until the minimum initial investment amount is met, since such a redemption may occur in periods of declining share prices. Involuntary redemptions will not occur where the investor's account value falls below the minimum as a result of market activity. (See "SHAREHOLDER SERVICES -- Automatic Investment Plan" and "-- Automatic Exchange Plan".)

FINANCIAL SERVICES FIRMS

Shares of the Portfolios are available through selected financial services firms such as broker-dealer firms and banks ("Firms"). The purchase price for shares of a Portfolio purchased through such Firms will be the net asset value next determined after receipt of the order to purchase by the Firm. Such Firms are responsible for the prompt transmission of purchase and redemption orders.

Firms provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements than set forth above. They may arrange with their clients for other investment or administrative services. Such Firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the clients' yield or return. Firms may also hold Portfolio shares positions in nominee or street name as agent for and on behalf of their customers. In such instances, the Portfolio's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their Firms. Some of the Firms may receive compensation from the Fund's Shareholder Service Agent for recordkeeping and other expenses related to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such Firms. Some Firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such Firms' material regarding their fees and services.

IFS compensates Firms for sales of Portfolio shares at a rate of up to 3.5 percent of the amount of Initial Shares purchased. IFS is compensated by the Fund for services as distributor. A salesperson for a Firm or for IFS or any other person entitled to receive compensation for selling or servicing Fund shares may receive different compensation for such sales depending on the class of the shares sold.

ADDITIONAL INVESTMENT INFORMATION

The shares of each Portfolio may be purchased at the net asset value of that Portfolio's shares next determined after the Fund receives the order for such purchase. Each Portfolio reserves the right to cease offering its shares for sale at any time.

CLASSES OF SHARES AND CONVERSION FEATURES

The shares of each Portfolio are divided into "Initial Shares" and "Select Shares." Only Initial Shares of a Portfolio may be purchased directly (except for limited direct sales of Select Shares). Initial Shares of a Portfolio will automatically convert to Select Shares of the same Portfolio eight years after issuance of the Initial Shares. Initial Shares of a Portfolio will convert to Select Shares of that Portfolio on the basis of the relative net asset value per share.

Initial Shares of a Portfolio pay the ongoing distribution services fee described under "MANAGEMENT -- Distributor" based upon average daily net assets of the Portfolio attributable to the Initial Shares of the Portfolio and any incremental transfer agency fee related to the CDSC as well as expenses related to any meetings of the shareholders of the Initial Shares to consider issues related to the distribution services fee ("Initial Share Meeting Expenses"). Select Shares of a Portfolio do not pay a distribution services fee. The purpose of the conversion feature is to relieve holders of the Initial Shares from the distribution services fee when they have been outstanding long enough for IFS to have been compensated for distribution related expenses. Each share of a Portfolio, whether Initial or Select, represents an identical interest in the investment portfolio of that Portfolio and has the same rights, except that, since Select Shares do not pay the distribution services fees and are not subject to the incremental transfer agency fees related to the CDSC or Initial Share Meeting Expenses, they will have a lower expense ratio and pay higher dividends than Initial Shares.

For purposes of conversion to Select Shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Initial Shares in a shareholder's Fund account will be converted to Select Shares on a pro rata basis.

The conversion of Initial Shares to Select Shares may be subject to the continuing availability of an opinion of counsel, ruling by the Internal Revenue Service or other assurance acceptable to the Fund to the effect that (i) the assessment of the distribution services fee with respect to Initial Shares and not Select Shares does not result in the Fund's dividends constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) that the conversion of Initial Shares to Select Shares does not constitute a taxable event under the Code. The conversion of Initial Shares to Select Shares may be suspended if such assurance is not available. In that event, no further conversions of Initial Shares would occur, and shares might continue to be subject to the distribution services fee for an indefinite period that may extend beyond the proposed conversion date as described above.

DIRECT PURCHASE OF SELECT SHARES


Currently, it is intended that Select Shares will only be available through conversion from Initial Shares except for the following limited situations. Select Shares may be sold directly to officers, trustees, directors, employees (including retirees) of the Fund, WCV, IMG, IFS, IASD and any subsidiary of Wellmark, Inc. or certain affiliated companies, for themselves or their spouses, children or parents, to registered representatives and employees of broker-dealers having selling group agreements with IFS, or to any trust, pension, profit-sharing or other benefit plan for only such persons in any amount; officers, directors and employees of service agents of the Fund, for themselves or their spouses or dependent children; employees (including their spouses and dependent children) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with IFS; to investment advisory clients of WCV or IMG; to any trust or pension profit sharing plan or other benefit plan for any of such foregoing pensions; in connection with the acquisition of the assets of or merger or consolidation with another investment company; and to shareholders in connection with the investment or reinvestment of income and capital gain dividends with respect to Select Shares. All persons eligible to purchase Select Shares will only be sold Select Shares. Select Shares may be issued in the future directly to certain other investors on such terms and conditions as are determined by the Board of Directors of the Fund, subject to compliance with applicable regulations. No commission is payable by IFS for Select Shares sold directly pursuant to this paragraph.


SIGNATURE GUARANTEES

A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. A signature guarantee is required for all persons registered on an account. Some instances in which you will need a signature guarantee include:

1.      when you add the telephone redemption option to your existing account;

2. if you transfer the ownership of your account to another individual or organization;

3.      for a written redemption request over $25,000;

4. when you want redemption proceeds sent to a different name or address than is registered on your account;

5.      if you add/change your name or add/remove an owner on your account; and

6.      if you add/change the beneficiary on your retirement account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the Securities and Exchange Commission. These institutions include banks, savings and loan associations, credit unions, brokerage firms, and others. The words "SIGNATURE GUARANTEED" must be stamped or typed near each person's signature and appear with the printed name, title, and signature of an officer and the name of the guarantor institution.
Please note that a notary public stamp or seal is not a Signature Guarantee.

POWER OF ATTORNEY -- ATTORNEY-IN-FACT

If you are investing as attorney-in-fact for another person, please complete the account application in the name of such person. You should sign the back of the application in the following form: "[person's name] by [your name], attorney-in-fact". An affidavit for the Power of Attorney document must be submitted with the application if you wish to establish telephone privileges for the account. You will also be required to provide an affidavit of the Power of Attorney document to process all redemption requests from the attorney-in-fact.

The following form of affidavit typed on the Power of Attorney document and signed is acceptable:

     I hereby certify that this affidavit is a true and complete copy of the original Power of Attorney, still in full force and effect, and that the maker is still alive and competent.

     BY:_________________________________________________________
            (Attorney-in-Fact)                             (Date)

        ---------------------------
        (Print Name and Title)                       (Notary Seal)

This affidavit must be notarized and dated within two weeks of the date it is received by the Fund.

CORPORATIONS AND TRUSTS

If you are investing for a corporation, please include with your account application a certified copy of your corporate resolution indicating which officers are authorized to act on behalf of your account. Corporate resolutions may need to be updated annually. As an alternative, you may complete a Certification of Authorized Individuals form, which can be obtained from the Fund. Until a valid corporate resolution or Certification of Authorized Individuals is received by the Fund, services such as telephone redemption and wire redemption will not be established. If you are investing as a trustee, please include the date of the trust and attach a copy of the title and signature pages of the trust agreement, as well as any pages indicating which signatures are required to execute transactions. All trustees must sign the application. If not, then services such as telephone redemptions and wire redemptions will not be established. All trustees must sign redemption requests unless proper documentation to the contrary is provided to the Fund. Failure to provide these documents, or signatures as required, when you invest may result in delays in processing redemption requests.

MINIMUM INVESTMENTS

Except as provided below, the minimum initial investment for each Portfolio is $500. Subsequent investments for all Portfolios must be at least $50. For IRA accounts and Uniform Gifts/Transfers to Minors accounts, the minimum initial investment is $250. Minimum investments are waived for employee benefit plans qualified under Section 401, 403(b)(7), or 457 of the Internal Revenue Code. These minimums can be changed by the Fund at any time. Shareholders will be given at least 30 days' notice of any increase in the minimums. The Fund will waive the minimum initial investment for shareholders using the Automatic Investment Plan or Automatic Exchange. (See "HOW TO INVEST -- No Minimum Investment Program".)

DETERMINING YOUR SHARE PRICE

Except as provided herein, when you make investments in a Portfolio, the purchase price of your shares will be the net asset value next determined after IFS's receipt of an order, or exchange request in proper form. Except as provided below, if IFS receives your order prior to the close of the NYSE on a day in which the NYSE is open, your price will be the net asset value determined that day. The method used to calculate the net asset value is described below under "Calculation of Net Asset Value".

CALCULATION OF NET ASSET VALUE

The net asset value per share of each Portfolio and class thereof is determined as of the close of trading on the NYSE, currently 3:00 p.m. Central Time, on days the NYSE is open for business. However, net asset values will not be determined on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to that class and dividing the difference by the number of shares of the class outstanding. Expenses are accrued daily and applied when determining the net asset value. Equity Securities are valued at the last sales price on the national securities exchange or NASDAQ on which such securities are primarily traded; however, securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Fixed Income Securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of Fixed Income Securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Fixed Income Securities in a Portfolio having maturities of 60 days or less are valued by the amortized cost method unless the Board of Directors believes unusual circumstances indicate another method of determining fair value should be used. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security.

HOW TO REDEEM SHARES

You may request redemption of your shares at any time. The price you receive will be the net asset value next determined after the Fund receives your request in proper form. (See "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value".) Proceeds payable on redemption will be reduced by the amount of any applicable CDSC. Once your redemption request is received in proper form, each of the Portfolios will normally mail you the proceeds the next business day. Proceeds will ordinarily be mailed no later than seven days after receipt of a redemption request in proper form. However, the Portfolios may withhold payment until investments which were made by check, telephone, or the Automatic Investment Plan have been collected. (This is a security precaution only and does not affect your investment. Your money is invested the day your purchase order is accepted.) Checks generally are collected in 10 calendar days.

The right of redemption may be suspended during any period, when: (a) trading on the NYSE is restricted, as determined by the Commission, or such NYSE is closed for other than weekends and holidays; (b) the Commission has permitted such suspension by order; or (c) an emergency as determined by the Commission exists, making disposal of portfolio securities or valuation of net assets of a Portfolio not reasonably practicable.

If you are exchanging into another Portfolio, see "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege" for a discussion of procedures and certain tax consequences. Redemptions may also be made through broker-dealers or others who may charge a commission or other transaction fee. Requests for transfers of shares of a Portfolio from or between broker-dealer street name accounts must be made by the broker-dealer. You should contact the broker in whose account your shares are held if you want to transfer these shares.

You may redeem shares in any of the following ways:

WRITTEN REDEMPTION

To make a written redemption, please send your request to Capital Value Fund, Inc., 2203 Grand Avenue, Des Moines, Iowa 50312-5338, and include:

         1.     your account number,
         2.     the number of shares or dollar amount you want to redeem,
         3.     each owner's name as registered on the account,
         4.     your street address as registered on the account, and
         5.     the signature of each owner as the name appears on the account.

Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. In addition, redemptions over $25,000 require a signature guarantee. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".)

RETIREMENT PLAN REDEMPTION

To redeem from an Individual Retirement Account (IRA), you may either use the distribution form which you may request by calling 1-800-798-1819, or you may send your request which includes the information described under "Written Redemption" above.

In addition, you must:

         1. indicate whether (a) 10 percent or more of the redemption proceeds should be withheld for taxes, or (b) no portion of the proceeds should be withheld for taxes;
         2. include the type of distribution (e.g., a normal distribution or a premature distribution); and
         3. write that you certify under penalties of perjury that your social security number is correct and that you are not subject to backup withholding.

For redemptions from any other retirement plan, please call IFS for the appropriate distribution form. There is a $10.00 fee for closing out an IRA or other retirement account.

TELEPHONE REDEMPTION

Telephone redemption privileges are only available to those shareholders who have elected to use the privilege.

Once you authorize the telephone redemption option on your application, you may redeem shares in amounts of $500 (or the balance of your account) or more by telephone. If you would like to add the option to your account, you may request a telephone redemption form from IFS. Each owner's signature must be guaranteed in order to add the option to existing accounts. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".)

To place a redemption request by telephone, call IFS at 1-800-798-1819. Redemption proceeds can be directly deposited by Electronic Funds Transfer ("EFT") or wired only to a commercial bank that you have authorized on your account application or telephone redemption form. They may also be mailed to the registered address on your account. Once you place your telephone redemption request, it cannot be canceled or modified. The Fund and its Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including refusing a telephone redemption if they believe it advisable to do so. The Fund will tape record all telephone redemption requests and will ask the social security number or other personal identifying information of the shareholder and will only send redemption proceeds to the shareholder of record at their address or to a financial account which has been established by the shareholder pursuant to written authorization. Failure to follow reasonable procedures may result in the Fund and/or its Transfer Agent being liable for losses due to unauthorized or fraudulent transactions. IFS does not charge a fee for redemptions directly deposited to your bank account by EFT. However, a $10.00 fee is applicable to each wire redemption. Further documentation may be requested from corporations, executors, administrators, trustees, guardians, agents, or attorneys-in-fact. Shareholders may experience difficulty in implementing a telephone redemption during periods of drastic economic or market changes.

CONTINGENT DEFERRED SALES CHARGE

A CDSC may be imposed against the original purchase price of all Initial Shares issued, except Initial Shares acquired by reinvestment of dividends. There is no charge upon redemption of any share appreciation or reinvested dividends on Initial Shares, or redemption of any Select Shares. The charge is computed at the following rates and is applied to the value of the shares redeemed excluding amounts not subject to the charge:

                        Year of Redemption              Contingent Deferred
                           After Purchase                   Sales Charge
                           --------------                   ------------

              First..................................          4.00%
              Second.................................          3.70%
              Third..................................          3.40%
              Fourth.................................          3.10%
              Fifth..................................          2.80%
              Sixth..................................          2.50%
              Seventh and following..................             0%

The rate of the CDSC under the schedule above is determined by the length of the period of ownership. Investment age yearly based on the anniversary date of purchase.

Unless instructed by the shareholder otherwise, determination of whether a CDSC is payable will be made as follows: redemptions will be made first from any Select Shares, then from any Initial Shares representing reinvested dividends and capital gains distributions, and then from the earliest purchase of Initial Shares. IFS receives payment for all CDSCs, if any, directly from redemption proceeds at the time of redemption.

Deferring and Waiver of Contingent Deferred Sales Charges -- The CDSC will be deferred for exchanges to shares of other Portfolios offered in this Prospectus. The CDSC will be waived:

(1) in the event of the total disability (as evidenced by a determination by the Federal Social Security Administration) of the shareholder occurring after the purchase of the shares being redeemed;

(2) in the event of the death of the shareholder (including a registered joint owner);

(3) for redemptions made pursuant to a systematic withdrawal plan. (See "SHAREHOLDER SERVICES -- Systematic Withdrawal Plan.");

(4) as to all employee benefit plans, for redemptions (a) to satisfy participant loan advances (note that loan repayments constitute new purchases for purposes of the CDSC), (b) in connection with transfers to any other Portfolio managed by IMG (limited in any one year to 10 percent of the total value of plan assets invested in the Fund), (c) in connection with retirement distributions as defined in the employer's plan (limited at any one time to 10 percent of the total value of plan assets invested in the Fund), (d) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (e) representing returns of excess contributions to such plans or to satisfy anti-discrimination tests, and (f) in connection with participant terminations upon certification from the Trustee or its representative(s). In addition, each participant of an employee benefit plan will be considered a shareholder for purposes of the general waiver of Contingent Deferred Sales Charge. Redemptions under this provision will reduce the otherwise available redemptions under the Systematic Withdrawal Plan. (See "SHAREHOLDER SERVICES -- Systematic Withdrawal Plan.");

(5) for redemptions from an employee benefit plan having more than 200 eligible employees or a minimum of $1,000,000 invested in a combination of the Portfolios of the Fund; and

(6) for redemptions from an insurance company separate account used to fund annuity contracts purchased by employee benefit plans which in the aggregate have more than 200 eligible employees or $1,000,000 invested in the Fund.

Qualification for CDSC waivers must be cleared through IFS in advance of redemption.

SHAREHOLDER SERVICES

As a Capital Value Fund shareholder, you will enjoy the advantages of:

                  o   Automatic Dividend Reinvestment
                  o   Telephone Purchase Privilege
                  o   Telephone Exchange and Redemption Privilege
                  o   Automatic Investment Plan
                  o   Payroll Direct Deposit Plan
                  o   Automatic Exchange Plan
                  o   Dollar Cost Averaging
                  o   Systematic Withdrawal Plan
                  o   No Minimum Investment Program

AUTOMATIC DIVIDEND REINVESTMENT

You can automatically reinvest all dividends and capital gains distributions, have them directly deposited by EFT to your bank account, or receive them in the form of a check. If you elect to have them reinvested, your dividends and capital gains distributions will purchase additional shares at the net asset value determined on the dividend or capital gains distribution payment date (no sales charges). You may change your election at any time by writing IFS. IFS must receive any such change seven days (15 days for EFT) prior to a dividend or capital gains distribution payment date in order for the change to be effective for that payment.

Shares purchased through reinvestment of dividends and other distributions paid with respect to Initial Shares shall be reinvested in Initial Shares.

TELEPHONE PURCHASE PRIVILEGE

The Fund offers free telephone purchase privileges. (See "HOW TO INVEST -- By Telephone Purchase".)

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGE

You may exchange shares between identically registered Portfolio accounts either in writing or by telephone. Shares are exchanged on the basis of each Portfolio's relative net asset value per share next computed following receipt of a properly executed exchange request. Shares may only be exchanged for like-class shares of another Portfolio. For purposes of the CDSC and conversion to Select Shares, if applicable, accounts exchanged retain their original cost and purchase date. Once an exchange request is made, either in writing or by telephone, it may not be modified or canceled. A $50 minimum, or the balance of your account if less, applies to telephone exchanges. When opening a new account by an exchange, the initial minimum investment is required. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss.

You may authorize the telephone exchange or redemption privilege by completing the "telephone authorization" section on your application. If you add the telephone redemption privilege to your existing account, you must have each owner's signature guaranteed. (See "ADDITIONAL INVESTMENT INFORMATION -- Signature Guarantees".) By establishing the telephone exchange and redemption services, you authorize the Fund and its agents to act upon your instruction by telephone to redeem or exchange shares from any account for which you have authorized such services. (See "HOW TO REDEEM SHARES--Telephone Redemption".) The Fund reserves the right, at any time without prior notice, to suspend, limit, modify, or terminate the exchange privilege or its use in any manner by any person or class. In particular, since an excessive number of exchanges may be disadvantageous to the Portfolios, each Portfolio reserves the right to terminate the exchange privilege of any shareholder who makes more than five exchanges of shares in a year and/or three exchanges of shares in a calendar quarter.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan allows you to make regular, systematic investments in a Portfolio from your bank checking or NOW account. You may choose to make investments on the fifth and/or twentieth day of each month from your financial institution in amounts of $50 or more. When used in conjunction with the No Minimum Investment Program, the initial minimum investment is not required. (See "HOW TO INVEST -- No Minimum Investment Program".) There is no service fee for participating in this Plan. You can set up the Automatic Investment Plan with any financial institution that is a member of the Automated Clearinghouse. For an application call 1-800-798-1819. The Fund reserves the right to suspend, modify, or terminate the Automatic Investment Plan or its use by any person without notice. If the Automatic Investment Plan is discontinued before the investor reaches the minimum investment that would otherwise be required (see "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments"), the Fund reserves the right to close the investor's account. A service fee of $20 will be deducted from your account for any Automatic Investment Plan purchase that does not clear due to insufficient funds or, if prior to notifying IFS in writing to terminate the Plan, you close your bank account or in any manner prevent withdrawal of funds from the designated checking or NOW account. (See "Dollar Cost Averaging" below.)

PAYROLL DIRECT DEPOSIT PLAN

You may purchase additional Fund shares through the Payroll Direct Deposit Plan. Through this Plan, periodic investments (minimum $50) are made automatically from your payroll check into your existing Portfolio account. By enrolling in the Plan, you authorize your employer or its agents to deposit a specified amount from your payroll check into the Portfolio's bank account. In most cases, your Portfolio account will be credited the day after the amount is received by the Fund's bank. In order to participate in the Plan, your employer must have direct deposit capabilities by EFT available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments and annuity payments.

This privilege may be selected by completing the Authorization for Direct Deposit Form, which may be obtained by calling 1-800-798-1819. To enroll in the Plan, the Authorization Form must be signed by you and given to your employer's payroll department. You may alter the amount of the deposit, the frequency of the deposit, or terminate your participation in the Plan by notifying your employer. Each Portfolio reserves the right, at any time and without prior notice, to suspend, limit, or terminate the Automatic Direct Deposit privilege or its use in any manner by any person. (See "Dollar Cost Averaging" below.)

AUTOMATIC EXCHANGE PLAN

The Automatic Exchange Plan allows you to make regular, systematic exchanges (minimum $50) from one Portfolio account into another Portfolio account. By establishing the Automatic Exchange Plan, you authorize the Fund and its agents to redeem a set dollar amount or number of shares from your first Portfolio account and purchase shares of a second Portfolio. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in a capital gain or loss. To establish the Automatic Exchange Plan on your account, request a form by calling 1-800-798-1819. (See "Dollar Cost Averaging" below.)

When used in conjunction with the No Minimum Investment Program, the initial minimum investment in the second account is not required. An account application form must be completed and submitted with the Authorization for Automatic Exchange Form when you establish a new account under the No Minimum Investment Program. (See "HOW TO INVEST -- No Minimum Investment Program".) If the Automatic Exchange Plan is discontinued before you reach the minimum initial investment that would otherwise be required in the second Portfolio, or the account balance in the first Portfolio falls below the minimum initial investment, the Fund reserves the right to close your account(s). (See "ADDITIONAL INVESTMENT INFORMATION -- Minimum Investments".)

To participate in the Automatic Exchange Plan, you must have an initial account balance in the first account of $12,000. Exchanges may be made monthly, quarterly or annually. If the amount remaining in the first account is less than the exchange amount you requested, then the remaining amount will be exchanged. At such time as the first account has a zero balance, the participation in the Plan will be terminated. The Plan may also be terminated at any time by written request to the Fund. Once participation in the Plan has been terminated for any reason, investing additional funds will not reinstate the Plan. Participation in the Plan may be reinstated only by written request to the Fund. Each Portfolio reserves the right, at any time and without prior notice, to modify, suspend, or terminate the Automatic Exchange Plan privilege or its use in any manner by any person.

DOLLAR COST AVERAGING

The Capital Value Fund's Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange privilege, all discussed above, are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at a regular time interval. By always investing the same set amount, you'll be purchasing more shares when the price is low and fewer shares when the price is high.
Ultimately, by using this principle in conjunction with fluctuations in share price, your average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss. Since such a program involves continuous investment regardless of fluctuating share values, you should consider your financial ability to continue the program through periods of low share price levels.

SYSTEMATIC WITHDRAWAL PLAN

The owner of $24,000 or more of a Portfolio's shares may provide for the withdrawal of a maximum of 10 percent per year from the owner's account to be paid on a monthly, quarterly, semi-annual or annual basis. One request will be honored in any 12 month period. The minimum periodic payment is $200. Redemptions will be made first from Select Shares, then from any Initial Shares representing reinvested dividends and/or capital gains and then from the earliest purchased Initial Shares. Any income and capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment.

The Funds will waive the CDSC on redemptions made pursuant to a Systematic Withdrawal Plan. The right is reserved to amend the Systematic Withdrawal Plan on 30 days' notice. The Plan may be terminated at any time by the shareholder or the Fund.

NO MINIMUM INVESTMENT PROGRAM

The Fund offers a No Minimum Investment Program for shareholders using the Automatic Investment Plan or the Automatic Exchange Plan. (See "HOW TO INVEST -- No Minimum Investment Program".)

DISTRIBUTIONS AND TAXES

Each Portfolio will qualify and intends to remain qualified as a "regulated investment company" under the Internal Revenue Code and intends to take all other action required to ensure that no federal income taxes will be payable by the Portfolio. Any dividends from the net income of the Fixed Portfolio normally will be distributed monthly, and any dividends from the net income of the Total Return and Equity Portfolios will normally be distributed quarterly. Any net realized capital gains will be distributed annually, after using any available capital loss carry-over. The Portfolios will attempt to do so in such a manner as to avoid the Portfolios paying income tax on their net investment income and net realized capital gains or being subject to federal excise taxes.

For federal income tax purposes, dividends paid by a Portfolio and distributions from net realized short-term capital gains, whether received in cash or reinvested in additional shares, are taxable as ordinary income. Distributions paid by a Portfolio from net realized long-term capital gains, whether received in cash or reinvested in additional shares, are taxable as long-term capital gains. The capital gain holding period is determined by the length of time a Portfolio has held the instrument and not the length of time you have held shares in the Portfolio. If you are not required to pay tax on your income, you will not be required to pay federal income taxes on the amounts distributed to you. Promptly after the end of each calendar year, you will receive a statement of the federal income tax status on all dividends and capital gains distributions paid during the year.

If you do not furnish a Portfolio with your correct social security number or employer identification number, such Portfolio will be required to withhold federal income tax at a rate of 31 percent (backup withholding tax) from your distribution and redemption proceeds. To avoid backup withholding, you must provide a social security number or employer identification number and state that you are not subject to such withholding due to the under reporting of your income. This certification is included as part of your application. You should complete it when opening your account.

This section is not intended to be a full discussion of present or proposed federal income tax laws and the effect of such laws on you. There may be other federal, state or local tax considerations applicable to your particular investment. You are urged to consult your tax advisor.

CAPITAL STOCK


The Fund is a Maryland corporation organized on October 7, 1992, and currently has authorized 4 billion shares of capital stock of $.001 par value each, of which 1.2 billion shares have been further authorized for issuance in three Portfolios, with two classes of shares in each Portfolio as set forth below:


                                            Initial                   Select
        Portfolio                           Shares                    Shares
    --------------------------------------------------------------------------
    Equity Portfolio                     200,000,000               200,000,000
    Total Return Portfolio               200,000,000               200,000,000
    Fixed Income Portfolio               200,000,000               200,000,000


Two other Portfolios, the Short-Term Government Portfolio and the Prime Money Market Portfolio, which were also authorized for issuance on October 7, 1992, ceased to be offered as of July 28, 1997.


Each share has one vote, and all shares participate equally in dividends and other capital gains distributions by the respective Portfolio and in the residual assets of the respective Portfolio in the event of liquidation. Cumulative voting is not authorized. Fractional shares have the same rights proportionately as do full shares. Shares of the Portfolios have no preemptive, conversion (except to the extent that Initial Shares of a Portfolio convert to Select Shares of the same Portfolio eight years after purchase), subscription rights or sinking fund provisions. None of the Fund's shares are subject to liability for further calls or assessments. You are entitled to redeem shares as set forth under "HOW TO REDEEM SHARES." All shares are held in uncertificated form and will be evidenced by the appropriate notation on the books of the transfer agent.


WCV is a wholly-owned indirect subsidiary of Wellmark, Inc. As of June 30, 1997, Wellmark, Inc. owned 456,854.326 shares (33.84 percent) of the Equity Portfolio; 556,891.317 shares (56.59 percent) of the Total Return Portfolio; and 767,998.080 shares (84.03 percent) of the Fixed Income Portfolio; Wellmark, Inc. Savings. & Investment Plan owned 512,946.768 shares (37.99 percent) of the Equity Portfolio; 344,064.518 shares (34.96 percent) of the Total Return Portfolio; and 57,964.134 shares (6.34 percent) of the Fixed Income Portfolio. As of June 30, 1997, Wellmark Community Insurance, Inc., owned 236,165.593 shares (17.49 percent) of the Equity Portfolio; 53,975.105 shares (5.48 percent) of the Total Return Portfolio; and 64,210.128 shares (7.03 percent) of the Fixed Income Portfolio. Wellmark, Inc. is a mutual insurance company, operating on a not for profit basis, in the states of Iowa and South Dakota.


SHAREHOLDER REPORTS AND MEETINGS

Each Portfolio will confirm all transactions for your account. You will also receive monthly account statements, quarterly Portfolio information, a semiannual report, and an annual report containing audited financial statements, reported on by the Fund's independent auditors, KPMG Peat Marwick LLP. If you have questions about your account, call 1-800-798-1819. You may also write to IFS at the address indicated on page 2 of this Prospectus. You may order statements for the current and preceding year at no charge. However, there will be a $10.00 fee per statement per year for statements ordered for other years.

The Fund may operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, in its discretion, not hold annual meetings of shareholders for the election of Directors unless otherwise required by the 1940 Act. The Fund has also adopted provisions in its Bylaws for the removal of Directors by the shareholders. Shareholders may receive assistance in communicating with other shareholders as provided in
Section 16(c) of the 1940 Act.

There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders' meeting for the election of Directors. Fund shareholders may remove a Director by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Director or for any other purpose when requested in writing to do so by the shareholders of record of not less than 10 percent of the Fund's outstanding voting securities.

All consideration received by the Fund for shares of one of the Portfolios and all assets in which such consideration is invested, belong to that Portfolio (subject only to the rights of creditors of the Fund) and will be subject to the liabilities related thereto. The income and expenses attributable to one Portfolio are treated separately from those of the other Portfolios.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Portfolio affected by such matter. Rule 18f-2 further provides that a Portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of such Portfolio. However, the Rule exempts the selection of independent accountants and the election of Directors from the separate voting requirements of the Rule.

CUSTODIAN, FUND ACCOUNTANT, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND SHAREHOLDER SERVICING AGENT

Norwest Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479, acts as custodian of the Fund's assets. IMG, 2203 Grand Avenue, Des Moines, Iowa 50312-5338, acts as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent for the Fund. IMG is compensated for its services based on an annual fee as a percent of assets. The fees received and the services provided as fund accountant, transfer agent, dividend disbursing agent and shareholder servicing agent are in addition to those received and paid to IMG under the Sub-Advisory Agreement, paid to WCV under the Investment Advisory Agreement and the Administrative Services Agreement or payable to IFS under the Distribution Agreement with the Fund.

PERFORMANCE INFORMATION


From time to time, a Portfolio may advertise several types of performance information. The Initial and Select Shares of the Equity, Total Return, andFixed Income Portfolios may advertise "average annual total return", "total return", and "cumulative total return". The Initial and Select Shares of the Fixed Income Portfolio may also advertise "yield". Each of these figures is based upon historical results and is not necessarily representative of the future performance of a Portfolio.

Average annual total return and total return figures measure both the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in a Portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio during a specified period. Average annual total return will be quoted for at least the one, five, and ten year periods ending on a recent calendar quarter (or if such periods have not elapsed, at the end of the shorter period corresponding to the life of a Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. Cumulative total return reflects a Portfolio's performance over a stated period of time. For fiscal year ending March 31, 1997, Total Return figures were 6.79 percent, 4.65 percent and 3.63 percent, for Equity, Total Return, and Fixed Income Portfolios respectively.


Yield refers to the net investment income per share generated by a hypothetical investment in Initial and Select Shares of a Portfolio over a specific one-month, or 30-day period. Returns, yields, and net asset values will fluctuate. Initial and Select Shares of the Portfolios are redeemable by an investor at the then current net asset value per share, which may be more or less than original cost. Additional information concerning Initial and Select Portfolio performance appears in the Statement of Additional Information.


Average Total Returns since inception (May 20,1993) were 11.15 percent, 7.79 percent and 5.06 percent for Equity, Total Returnand Fixed Income, Portfolios respectively.

                       STATEMENT OF ADDITIONAL INFORMATION


                            CAPITAL VALUE FUND, INC.
                          IMG Financial Services, Inc.
                                2203 Grand Avenue
                            Des Moines, IA 50312-5338

                            Telephone: 1-515-244-5426
                            Toll-Free: 1-800-798-1819



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of each of the Portfolios of Capital Value Fund, Inc. (the "Fund"), dated July 29, 1997. Please retain this Statement for future reference. The Annual Report of the Fund for the fiscal year ended March 31, 1997, is incorporated herein by reference. Requests for an additional copy of the Annual Report or Prospectus should be made by writing to the Fund, 2203 Grand Avenue, Des Moines, IA 50312-5338; or by calling one of the numbers listed above.























        This Statement of Additional Information is dated July 29, 1997.

                            CAPITAL VALUE FUND, INC.
                                TABLE OF CONTENTS

                                                                       Page No.
                                                                       --------
INVESTMENT POLICIES AND TECHNIQUES.....................................     3
  Fixed Income Securities..............................................     3
  Illiquid Securities..................................................     4

  Delayed Delivery Transactions........................................     5
  Stripped Mortgage-Backed Securities..................................     5
  Reverse Repurchase Agreements........................................     5
  Securities Lending...................................................     6
  Loan Participations and Other Direct Indebtedness....................     6
  Futures Contracts....................................................     7
  Federal Tax Treatment of Futures Contracts...........................     9
  Stock Index Options..................................................    10
  Options on Futures...................................................    12
  Covered Call and Put Options.........................................    12
  Over-The-Counter Options.............................................    14
  Spread Transactions..................................................    15
  Federal Tax Treatment of Options.....................................    15
  Certain Considerations Regarding Options.............................    15
  Asset Coverage for Futures and Options Positions.....................    16
  Low-Rated and Comparable Unrated Fixed Income Securities.............    16
INVESTMENT RESTRICTIONS................................................    17
DIRECTORS AND OFFICERS OF THE FUND.....................................    20
COMPENSATION TABLE.....................................................    21
PRINCIPAL SHAREHOLDERS.................................................    21
MANAGEMENT OF THE FUND.................................................    22
PORTFOLIO TRANSACTIONS AND BROKERAGE...................................    27
TAXES    ..............................................................    28
DETERMINATION OF NET ASSET VALUE.......................................    28
SHAREHOLDER SERVICES...................................................    29
  Systematic Withdrawal Plan...........................................    29
  Automatic Investment Plan............................................    29
  General Procedures for Shareholder Accounts..........................    29
  Telephone Exchange Privilege and Automatic Exchange Plan.............    30
SHAREHOLDER MEETINGS...................................................    30
VALUATION OF PORTFOLIO SECURITIES......................................    31
PERFORMANCE INFORMATION................................................    31
GENERAL INFORMATION....................................................    34
REPORTS TO SHAREHOLDERS................................................    34
INDEPENDENT AUDITORS...................................................    34
APPENDIX A.............................................................    35
APPENDIX B.............................................................    36

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated July 29, 1997, and if given or made, such information or representations may not be relied upon as having been authorized by the Fund.

         This Statement of Additional Information does not constitute an offer to sell securities.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in detail in the Prospectuses under the captions "INVESTMENT OBJECTIVES AND POLICIES" and "IMPLEMENTATION OF POLICIES AND RISKS."

FIXED INCOME SECURITIES


The Fixed Income, Portfolio is invested primarily in Fixed Income Securities. In addition to their investments in Equity Securities, the Equity and Total Return Portfolios may also invest, when a more conservative approach is warranted, in Fixed Income Securities. These include without limitation, the following:


1. U.S. government securities, including bills, notes, bonds, and other debt securities differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or are issued or guaranteed by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, the Interamerican Development Bank, and the International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

2. Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to each Portfolio's 10 percent restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Portfolio will not generally be fully insured.

3. Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4. Repurchase agreements which involve purchases of debt securities. In such a transaction, at the time a Portfolio purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Portfolio during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for a Portfolio to invest temporarily available cash. A Portfolio may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Portfolio may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Portfolio is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Portfolio is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Portfolio could incur a loss of both principal and interest. The value of the collateral is monitored at the time the transaction is consummated and at all times during the term of the repurchase agreement to insure that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Portfolio. If the seller were to become subject to a federal bankruptcy proceeding, the ability of the Portfolio to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6. Commercial paper consists of short-term unsecured promissory notes, including variable rate and master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between a Portfolio and the corporation. There is no secondary market for the notes. However, they are redeemable by the Portfolio at any time. In purchasing commercial paper, the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) will be evaluated and will continuously be monitored because a Portfolio's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories of a nationally recognized statistical rating organization ("NRSRO") or unrated commercial paper which is of comparable quality.

ILLIQUID SECURITIES

Each Portfolio may invest in illiquid securities, which include restricted securities (privately placed securities) and other securities without readily available market quotations. However, a Portfolio will not acquire such securities and other illiquid securities or securities without readily available market quotations, such as repurchase agreements maturing in more than seven days, options traded in the over-the-counter market, and interest-only and principal-only stripped mortgage-backed securities, if as a result they would comprise more than 10 percent of the value of the Portfolio's net assets.

The Board of Directors has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of the 10 percent limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), including securities that may be resold pursuant to Rule 144A under the Securities Act, may be considered liquid. The Board of Directors has delegated to the Sub-Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed the Sub-Advisor to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors. Certain securities, such as repurchase obligations maturing in more than seven days and other securities that are not readily marketable, are currently considered illiquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors. If through the appreciation of illiquid securities or the depreciation of liquid securities, a Portfolio should be in a position where more than 10 percent of the value of its net assets are invested in illiquid assets, including restricted securities which are not readily marketable, the Portfolio will take steps as is deemed advisable, if any, to protect liquidity.

DELAYED DELIVERY TRANSACTIONS

The Portfolios may buy and sell securities on a delayed delivery or when-issued basis. (See "IMPLEMENTATION OF POLICIES AND RISKS -- Delayed Delivery Securities" in the Prospectus.) These transactions involve a commitment by the Portfolios to purchase or sell specific securities at a predetermined price and/or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered. The Portfolios may receive fees for entering into delayed delivery transactions.

When purchasing securities on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because the Portfolio is not required to pay for the securities until the delivery date, these risks are in addition to the risks associated with the Portfolio's other investments. If the Portfolio remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When delayed delivery purchases are outstanding, the Portfolios will set aside cash or appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

A Portfolio may dispose of or renegotiate delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

STRIPPED MORTGAGE-BACKED SECURITIES

As described in the Prospectus, the Portfolios may invest a portion of their assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

REVERSE REPURCHASE AGREEMENTS

In a reverse repurchase agreement, a Portfolio sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time.

While a reverse repurchase agreement is outstanding, the Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolios will enter into reverse repurchase agreements only with parties whose creditworthiness is deemed satisfactory by the Fund's Sub-Advisor, Investors Management Group ("IMG").

SECURITIES LENDING

Each of the Portfolios may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and to member firms (and subsidiaries thereof) of the New York Stock Exchange ("NYSE") and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Portfolio would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, a Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. A Portfolio would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to firms deemed to be of good standing, and when the consideration which could be earned currently from securities loans of this type justifies the attendant risk. The value of the securities loaned will not exceed 30 percent of the value of a Portfolio's total assets.

LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

Each of the Portfolios may purchase loan participations and other direct claims against a borrower. In purchasing a loan participation, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their rights against the borrower. Alternately, such loans may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Portfolio may also purchase trade claims or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loan participations acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligate the Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring the Portfolio to increase its investment in a company at a time when the Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

A Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct investments which the Fund will purchase, the Sub-Advisor will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, the Sub-Advisor will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of the Portfolio's investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risk to the Portfolio. For example, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-Advisor's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Sub-Advisor determines that any such investments are illiquid, the Portfolio will include them in the investment limitations on Illiquid Securities described above.

FUTURES CONTRACTS

Each Portfolio may enter into interest rate futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Portfolio. A Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decline in the market value of its securities and purchases of Futures as an offset against the effect of expected declines in interest rates.

A Portfolio will not enter into Futures Contracts for speculation and will, to the extent required by regulatory authorities, enter only into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and, if applicable, underlying financial instruments. The principal futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (the "CFTC.")

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Portfolio's exposure to interest rate fluctuations, the Portfolio may be able to hedge its exposure more effectively, and perhaps at a lower cost, through using Futures Contracts, since Futures Contracts involve fewer transaction costs than options on securities transactions.

A Portfolio will not enter into a Futures Contract if, as a result thereof, (i) more than 30 percent of the Portfolio's net assets would be represented by Futures Contracts (including the then current aggregate Futures market prices of financial instruments required to be delivered under open Futures Contract sales plus the then current aggregate purchase prices of financial instruments required to be purchased under open Futures Contract purchases) or (ii) more than 5 percent of the Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin deposits on such Futures Contracts and options on Futures Contracts.

An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specified instrument (debt security) for a specified price at a designated date, time, and place. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. Transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction in which the underlying financial instrument is not delivered pursuant to an interest rate Futures Contract, the contractual obligations arising from the sale of one Futures Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery is required (i.e., on a specified date in September, the "delivery month") by the purchase of one Futures Contract of September Treasury Bills on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Portfolio.

Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators". Hedgers, such as the Portfolios, whose business activity involves investment or other commitments in securities or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities or obligations held or expected to be acquired by them. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates or financial markets.

A public market exists in interest rate Futures Contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that Futures Contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for Futures Contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated Futures Contracts.

Each Portfolio's Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities that the Portfolio owns, or Futures Contracts will be purchased to protect the Portfolio against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Portfolio expects that approximately 75 percent of such Futures Contract purchases will be "completed"; that is, upon the sale of these long Futures Contracts, equivalent amounts of related securities will have been or are then being purchased by the Portfolio in the cash market.

Margin is the amount of funds that must be deposited by the Portfolio with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Portfolio's open positions in Futures Contracts. A margin deposit is intended to ensure the Portfolio's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5 percent of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Portfolio. In computing daily net asset value, the Portfolio will mark to market the current value of its open Futures Contracts. The Portfolios expect to earn interest income on margin deposits.

The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and fluctuations in the general level of stock prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of the Futures Contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variation in speculative market demand for futures and for debt securities, including technical influences in Futures trading and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. For example, in the case of interest rate Futures Contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the Futures Contract may differ from the financial instruments held in the Portfolio. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, interest rate or market trends.

Because  of the low  margin  deposits  required,  Futures  trading  involves  an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10 percent of the value of the Futures Contract is deposited as margin, a subsequent 10 percent decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15 percent decrease would result in a loss equal to 150 percent of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Portfolio would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or futures option position. The Portfolio would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

For federal income tax purposes, each Portfolio is required to recognize at the end of each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Except for transactions in Futures Contracts which the taxpayer elects to classify as part of a "mixed straddle", any gain or loss recognized with respect to a Futures Contract is considered to be 60 percent long-term capital gain or loss and 40 percent short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction classified as a "mixed straddle", the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

In order for each Portfolio to continue to qualify for federal income tax treatment as a regulated investment company, at least 90 percent of its gross income for a taxable year must be derived from qualifying income (i.e., dividends, interest, income derived from loans of securities and gains from the sale of securities, and other income (including gains on options and Futures Contracts)) derived with respect to the Portfolio's business of investing in securities. In addition, gains realized on the sale or other disposition of securities on Futures Contracts held for less than three months must be limited to less than 30 percent of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90 percent requirement. For purposes of applying these tests any increase in value on a position that is part of a designated hedge will be offset by any decrease in value (whether or not realized) on any other position that is part of such hedge. It is anticipated that unrealized gains on Futures Contracts, which have been open for less than three months as of the end of a Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30 percent test.

Each Portfolio will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments.

STOCK INDEX OPTIONS

The Equity and Total Return Portfolios may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes. Stock index options are put options and call options on various stock indexes. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500 or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100. Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges: the Chicago Board Options Exchange, the NYSE, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Equity and Total Return Portfolios may purchase call and put options in an attempt to either hedge against the risk of unfavorable price movements adversely affecting the value of each Portfolio's securities, or securities each Portfolio intends to buy, or otherwise in furtherance of the Portfolio's investment objective. The Portfolio will sell (write) stock index options for hedging purposes or in order to close out positions in stock index options which the Portfolio has purchased. The Portfolios may only write "covered" options. The Portfolio may cover a call option on a stock index it writes by, for example, having a portfolio of securities which approximately correlates with the stock index.

Put options may be purchased in order to hedge against an anticipated decline in stock market prices that might adversely affect the value of the Portfolio's securities or in an attempt to capitalize on an anticipated decline in stock market prices. If the Portfolio purchases a put option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any decline in the level of the stock index below the exercise price. Such payments would tend to offset a decline in the value of the Portfolio securities. If, however, the level of the stock index increases and remains above the exercise price while the put option is outstanding, the Portfolio will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be offset by an increase in the value of the Portfolio securities.

Call options on stock indexes may be purchased in order to participate in an anticipated increase in stock market prices or to hedge against higher prices for securities that the Portfolio intends to buy in the future. If the Portfolio purchases a call option on a stock index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the stock index above the exercise price. Such payments would in effect allow the Portfolio to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the price of stocks that the Portfolio intends to purchase. If, however, the level of the stock index declines and remains below the exercise price while the call option is outstanding, the Portfolio will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be offset by a reduction in the price the Portfolio pays to buy additional securities.

The use of stock index options by the Equity and Total Return Portfolios is subject to certain risks. Successful use by each Portfolio of options on stock indexes will be subject to the ability to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, each Portfolio's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements in the Portfolio's securities. Inasmuch as the Portfolio's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Portfolio will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of the Portfolio put options on the stock indexes. It is also possible that there may be a negative correlation between the index and the securities which would result in a loss on both such portfolio securities and the options on stock indexes acquired by the Portfolios.

All index options purchased by each Portfolio will be listed and traded on a national securities exchange. However, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. If the Portfolio is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by each Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

In the case of transactions involving "non-equity options", each Portfolio will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60 percent long-term and 40 percent short-term gain or loss as required by Section 1256 of the Internal Revenue Code (the "Code"). In addition, such positions must be marked-to-market as of the last business day of the year and gain or loss recognized for federal income tax purposes in accordance with the 60/40 rule discussed above even though the position has not been terminated. A "non-equity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the Commodity Futures Trading Commission of a contract market for a contract based on such group of stocks or indexes. For example, transactions involving broad-based stock indexes such as the Standard & Poor's 500 and 100 Indexes would be "non-equity options" within the meaning of Code Section 1256.

OPTIONS ON FUTURES

Each Portfolio may also purchase put and write call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

Each Portfolio may use its options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be employed under the same market and market sector conditions in which the Portfolio uses put and call options on securities. (See "Covered Call and Put Options" below.) The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities so as to hedge the Portfolio's securities against the risk of declining market prices. The writing of a call option on a Futures Contract constitutes a partial hedge against declining prices of the securities being hedged. If the futures price at expiration of a written call option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Portfolio will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities that were being hedged.

As with investments in Futures Contracts, each Portfolio is also required to deposit and maintain margin with respect to options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contracts (and the related initial margin requirements), the current market value of the option and other Futures positions held by each Portfolio.

The risks associated with the use of options on Futures Contracts include the risk that the Portfolio may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Portfolio's successful use of options on Futures Contracts also depends on the ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option.
( See "Futures Contracts".)

Each Portfolio will not purchase or write options on Futures Contracts if, as a result (i) the aggregate market value of all portfolio securities covering the Portfolio's options (including options on Futures Contracts and portfolio securities) exceeds 25 percent of the Portfolio's net assets; (ii) the value of all options (including options on Futures Contracts and portfolio securities) exceeds 5 percent of the Portfolio's total assets; (iii) the aggregate premiums paid for all options (including options on Futures Contracts and portfolio securities) held exceeds 5 percent of the Portfolio's net assets; or (iv) more than 5 percent of the Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts and options on Futures Contracts.

COVERED CALL AND PUT OPTIONS

Each Portfolio may write (sell) covered call options and purchase options to close out options previously written by the Portfolio. The purpose of writing covered call options is to reduce the effect of price fluctuations of the securities owned by the Portfolio (and involved in the options) on the Portfolio's net asset value per share. Although premiums may be generated through the use of covered call options, the Sub-Advisor does not consider such premiums as the primary reason for writing covered call options.

A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, such writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing the option the writer previously sold. To secure the writer's obligation to deliver the underlying security in the case of a call option, the writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges. A put option gives the holder (buyer) the right to sell a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A Portfolio will only write covered call options and purchase covered put options. This means that the Portfolio will only write a call option or purchase a put option on a security that the Portfolio already owns. The Portfolio will not write call options on when-issued securities. The Portfolio will write covered call options and purchase covered put options in standard contracts, which may be quoted on NASDAQ or on national securities exchanges, or write covered call options with and purchase covered put options directly from investment dealers meeting the creditworthiness criteria of the Sub-Advisor. In order to comply with the requirements of the securities laws in several states, a Portfolio will not write a covered call option or purchase a put option on portfolio securities if, as a result, (i) the aggregate market value of all portfolio securities covering the Fund's options (including options on Futures Contracts and portfolio securities) exceeds 25 percent of the Portfolio's net assets; (ii) the value of all options (including options on Futures Contracts and portfolio securities) exceeds 5 percent of the Portfolio's total assets; or (iii) the aggregate premiums paid for all options (including options on Futures Contracts and portfolio securities) held exceeds 5 percent of the Portfolio's net assets.

Securities on which put options will be purchased and call options may be written will be purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Portfolios will not do), but capable of enhancing each Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option which the Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security. Each Portfolio will purchase put options involving portfolio securities only when a temporary defensive position is desirable in light of market conditions and the Portfolio will hold the portfolio security. As a result, the purchase of put options will be utilized to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, the Portfolios will reduce any profit they might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The securities covering the call option will be maintained in a segregated account of the Custodian. The Portfolios do not consider a security covered by a call option or put option to be "pledged" as that term is used in each Portfolio's policy limiting the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit and the general interest rate environment. The premium received by the Portfolio for writing covered call options will be recorded as a liability in the Portfolio's Statement of Assets and Liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction or delivery of the underlying security upon the exercise of the option.

The premium paid by each Portfolio when purchasing a put option will be recorded as an asset in the Portfolio's Statement of Assets and Liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Portfolio is computed (close of the NYSE), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction or the delivery of the underlying security upon the exercise of the option.

Each Portfolio will only purchase a call option to close out a covered call option it has written. A Portfolio will only write a put option to close out a put option it has purchased. Such closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. If the Portfolio desires to sell a particular security from its portfolio on which it has written a call option or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Portfolio will be able to effect such closing transactions at a favorable price. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs, including brokerage commissions. The Portfolio will pay brokerage commissions in connection with the writing or purchase of options to close out previously written options. Such brokerage commissions are normally higher than the transaction costs applicable to purchases and sales of portfolio securities.

Call options written by each Portfolio will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it rather than delivering such security from its portfolio. In such cases additional transaction costs will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

OVER-THE-COUNTER OPTIONS

Subject to restrictions on investments in Illiquid Securities, and its own investment limitations, each Portfolio may invest in over-the-counter options. Unlike transactions entered into by the Portfolios in Futures Contracts or exchange-traded options, over-the-counter options on securities are not traded on contract markets regulated by the CFTC or the United States Securities and Exchange Commission, ("SEC"). To the contrary, such instruments are traded through financial institutions acting as market-makers. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may not be a liquid secondary market in the trading of over-the-counter contracts, and a Portfolio could be required to retain options purchased or written, until exercise, expiration or maturity. This in turn could limit the Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Furthermore, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency, metal or security, thereby restricting the Portfolio's ability to enter into desired hedging transactions. A Portfolio will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Sub-Advisor.

SPREAD TRANSACTIONS

Each Portfolio may purchase from securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Portfolio the right to put or sell a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads (i.e., the yield spread between high quality and lower-quality securities). Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the Portfolio's custodian. The Portfolios do not consider a security covered by a spread option to be "pledged" as that term is used in each Portfolio's policy limiting the pledging or mortgaging of its assets.

FEDERAL TAX TREATMENT OF OPTIONS

Certain option transactions have special tax results. Expiration of a call option written by a Portfolio will result in a short-term capital gain. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the security covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

If a Portfolio writes options other than "qualified covered call options", as defined in the Code or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

In the case of transactions involving "non-equity options" and options on Futures Contracts, a Portfolio will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60 percent long-term and 40 percent short-term gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year and gain or loss recognized for federal income tax purposes in accordance with the 60/40 rule discussed above even though the position has not been terminated.

CERTAIN CONSIDERATIONS REGARDING OPTIONS

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for a Portfolio.

ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS

Each Portfolio will comply with regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of the Portfolio's assets may force the Portfolio to close out futures and options positions and/or liquidate other portfolio securities, any of which may occur at disadvantageous prices, in order for the Portfolio to meet redemption requests or other current obligations.

LOW-RATED AND COMPARABLE UNRATED FIXED INCOME SECURITIES

The Fixed Income Portfolio may invest up to 25 percent of its total assets in non-Investment-Grade Debt Securities ("junk bonds"). Non-Investment-Grade Debt Securities (hereinafter referred to as "low-rated and comparable unrated securities") include (i) bonds rated as low as "Ba" by Moody's Investors Service, Inc. ("Moody's"), or "BB" by Standard & Poor's Corporation ("S&P"), Fitch Investors Services, Inc. ("Fitch") or Duff & Phelps, Inc. ("D&P") or of similar quality by another NRSRO; and (ii) unrated debt securities of comparable quality.

Low-rated and comparable unrated securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with such investments are discussed below. Refer to Appendix B of this Statement of Additional Information for a discussion of securities ratings.

         EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The low-rated and comparable unrated securities market is relatively new, and its growth paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such a prolonged economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of low-rated and comparable unrated securities tend to reflect individual corporate development to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Low-rated and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risk than securities in the higher-rated categories. During an economic downtown or a sustained period of rising interest rates, highly leveraged issuers of low-rated and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of low-rated and comparable unrated securities is significantly greater than that of issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a low-rated and comparable unrated security defaulted, the Portfolio might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of low-rated and comparable unrated securities and thus in the Portfolio's net asset value.

As previously stated, the value of such a security will decrease in a rising interest rate market and accordingly, so will the Portfolio's net asset value. If the Portfolio experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of high-yield securities (discussed below) the Portfolio may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Portfolio's asset base over which expenses could be allocated and could result in a reduced rate of return for the Portfolio.

         PAYMENT EXPECTATIONS. Low-rated and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at their discretion, redeem the securities. During periods of falling interest rates, issuers of high-yield securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Portfolio may have to replace the securities with a lower-yielding security, which would result in a lower return for the Portfolio.

         CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of low-rated and comparable unrated securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit-rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Investments in low-rated and comparable unrated securities will be more dependent on the credit analysis than would be the case with investments in investment grade debt securities. The Sub-Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Sub-Advisor continually monitors the investments owned by the Portfolios and carefully evaluates whether to dispose of or to retain low-rated and comparable unrated securities whose credit ratings or credit quality may have changed.

         LIQUIDITY AND VALUATION. The Portfolio may have difficulty disposing of certain low-rated and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in low-rated and comparable unrated securities, there is no established retail secondary market for many of these securities. The Portfolio anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. As a result, the Portfolio's asset value and the Portfolio's ability to dispose of particular securities, when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's securities. Market quotations are generally available on many low-rated and comparable unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated and comparable unrated securities, especially in a thinly-traded market.

                             INVESTMENT RESTRICTIONS

The Prospectus sets forth the investment objectives and policies applicable to each Portfolio under the caption "INVESTMENT OBJECTIVES AND POLICIES". The following is a list of investment restrictions applicable to each Portfolio. If a percentage limitation is adhered to at the time of an investment by a Portfolio, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of the restriction.

Each Portfolio's "fundamental" investment restrictions may not be changed by that Portfolio without the approval of a majority of its shareholders, which means the vote at any shareholder meeting of the Portfolio, of (i) 67 percent or more of the shares present or represented by proxy at the meeting (if holders of more than 50 percent of the outstanding shares are present or represented by proxy) or (ii) more than 50 percent of the outstanding shares, whichever is less. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental, and may be changed without shareholder approval.

Except as otherwise stated, the following fundamental restrictions apply to all Portfolios of the Fund. The Portfolios may not:

1. Purchase the securities of any issuer if such purchase would cause more than 5 percent of the value of 75 percent of the Portfolio's total assets to be invested in securities of any one issuer (except securities of the U.S. government or any instrumentality thereof), or purchase more than 10 percent of the outstanding voting securities of any one issuer, or more than 10 percent of the outstanding securities of any class.

2. Borrow money except for temporary or emergency purposes (but not for the purpose of purchasing investments) and then, only in an amount not to exceed 25 percent of the value of a Portfolio's net assets at the time the borrowing is incurred; provided, however, that a Portfolio may enter into transactions in options, futures and options on futures. A Portfolio may not purchase securities when borrowings exceed 5 percent of its total assets. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. To this extent, purchasing securities when borrowings are outstanding may involve an element of leverage.

3. Invest in commodities or physical commodity contracts. However, the Portfolios may purchase and sell financial futures contracts and options on such contracts.

4. Make loans, except that the Portfolios may (i) purchase and hold debt obligations in accordance with their investment objectives and policies,
       (ii) enter into repurchase agreements, and (iii) lend portfolio securities against collateral (consisting of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) equal at all times to not less than 100 percent of the value of the securities loaned provided no such loan may be made if as a result the aggregate of such loans of a Portfolio's securities exceeds 30 percent of the value of the Portfolio's total assets.

5. Invest in real estate, although they may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

6.     Issue senior securities, bonds or debentures.

7. Underwrite securities of other issuers, except to the extent a Portfolio may be deemed to be an underwriter in connection with the sale of securities held by it.

8. Invest in the securities of a company for the purpose of exercising control or management.

9. Sell securities short (except where the Portfolio holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

10. Concentrate investments in any industry. However, a Portfolio may invest up to 25 percent of the value of its total assets in any one industry.

The following limitations are not fundamental and may be changed without shareholder approval. The Portfolios do not currently intend to:

A. Purchase securities of any company having less than three years of continuous operation (including the operations of any predecessors) if the purchase would cause the value of a Portfolio's investments in all such companies to exceed 5 percent of the value of its net assets.

B. Enter into a Futures Contract or an option thereon unless if, as a result thereof, (i) the then current aggregate futures market prices of instruments required to be delivered under open Futures Contract sales plus the then current aggregate purchase prices of instruments required to be purchased under open Futures Contract purchases would not exceed 30 percent of a Portfolio's net assets (taken at market value at the time of entering into the contract) and (ii) not more than 5 percent of a Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts or options on Futures Contracts. Transactions in Futures Contracts or options thereon may be entered into only for hedging purposes.

C. Engage in the purchase and sale of put, spread or call options on specific securities or Futures Contracts, or engage in writing such options, except that a Portfolio may, subject to the provisions of Items B and D, (i) purchase warrants where the grantor of the warrants is the issuer of the underlying securities, provided that not more than 5 percent of a Portfolio's net assets may be invested in such warrants;
       (ii) purchase covered spread options, provided that the value of such options at any time does not exceed 5 percent of a Portfolio's net assets; (iii) write covered call options, and purchase covered put options with respect to all of its portfolio securities and enter into closing transactions with respect to such options; and (iv) write call options and purchase put options on Futures Contracts and enter into closing transactions with respect to such options.

D. Purchase or write options on specific securities, Futures Contracts and indexes if as a result thereof, (i) the aggregate market value of all portfolio securities covering such options (including options on Futures Contracts and portfolio securities) exceeds 25 percent of a Portfolio's net assets; (ii) the value of all such options (including options on Futures Contracts and portfolio securities) exceeds 5 percent of a Portfolio's total assets; (iii) the aggregate premiums paid for all such options (including options on Futures Contracts and portfolio securities) held exceeds 5 percent of a Portfolio's net assets; or (iv) more than 5 percent of the Portfolio's total assets (taken at market value at the time of entering into the contract) would be committed to initial margin and premiums paid on Futures Contracts and options on Futures Contracts.

E. Invest more than 10 percent of any Portfolio's total assets in securities of other open-end investment companies, invest more than 5 percent of total assets in the securities of any one investment company, or acquire more than 3 percent of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

F. Borrow money, except (a) from a bank or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation
       (2)). A Portfolio may not purchase any security while borrowings representing more than 5 percent of its total assets are outstanding.

G. Purchase or retain securities issued by an issuer, any of whose officers or directors or security holders is an Officer or Director of the Fund or its Advisor or Sub-Advisor if, or so long as, the Officers and Directors of the Fund and of its Advisor or Sub-Advisor together own beneficially more than 5 percent of any class of securities of the issuer.

H. Invest in oil, gas or other mineral exploration or development programs, although the Portfolios may invest in securities of issuers which invest in or sponsor such programs.

For further discussion of the limitations of each Portfolio's investments which are not fundamental and may be changed without shareholder approval, see "INVESTMENT POLICIES AND TECHNIQUES" above.

                       DIRECTORS AND OFFICERS OF THE FUND

Directors and Officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person", as defined in the Investment Company Act, is indicated by an asterisk.

       William C. Knapp, II, age 45, Director of the Fund.
       President, AmerUs Properties, Inc. (real estate development, construction and management).

     * Richard C. Anderson, age 45, Director of the Fund.
       CFO & Treasurer, Wellmark, Inc. d/b/a Wellmark Blue Cross and Blue Shield of Iowa.

       Thomas K. Koehn, age 48, Director of the Fund.
       President, The Waldinger Corporation (mechanical contractor).

       Marvin J. Walter, age 56, Director of the Fund.
       President, Dayton Road Development Corporation/W & G Marketing Company, Inc.(real estate development and meat processing and distribution).

     * David W. Miles, age 40, President and Director of the Fund.
       Senior  Managing   Director,   Investors   Management  Group  (registered
       investment advisor).

       Carole E. Sours, age 51, Vice President and Treasurer of the Fund. Director, Employee Benefit Services, Wellmark, Inc. d/b/a Wellmark Blue Cross and Blue Shield of Iowa.

       Ruth L. Prochaska, age 44, Secretary of the Fund.
       Controller/Compliance Officer, Investors Management Group (registered investment advisor).



The address for Mr. Anderson and Ms. Sours is 636 Grand Avenue, Des Moines, Iowa 50309. The address for Mr. Miles and Ms. Prochaska is 2203 Grand Avenue, Des Moines, Iowa 50312-5338. The address for Mr. Knapp is 4949 Westown Parkway, Suite 245, West Des Moines, Iowa 50266. The address for Mr. Koehn is 2601 Bell Avenue, Des Moines, Iowa 50321. The address for Mr. Walter is 413 Kellogg Avenue, Ames, Iowa 50010.


As of the date hereof, Officers and Directors of the Fund beneficially owned no more than 1 percent of the shares of any Portfolio of the Fund.

Directors and Officers of the Fund who are officers, directors, employees, or stockholders of the Advisor or Sub-Advisor do not receive any remuneration from the Fund for serving as Directors or Officers. Those Directors of the Fund who are not so affiliated with the Advisor receive $250 for each Board of Directors meeting attended, plus reimbursement for out-of-pocket expenses in attending meetings.

                               COMPENSATION TABLE

    Name of       Aggregate Compensation  Total Compensation From Registrant and
Person, Position      From Registrant         Fund Complex Paid to Directors
--------------------------------------------------------------------------------

William C. Knapp II       $  750                      $  750
Director

Richard C. Anderson            0                           0
Director

Thomas K. Koehn              250                         250
Director

Marvin J. Walter           1,000                       1,000
Director

                             PRINCIPAL SHAREHOLDERS


As of June 30, 1997 Wellmark, Health Services Corporation owned in the aggregate $23,769,065 (54.1 percent); Wellmark Health Services Savings and Investment Plan owned in the aggregate $12,762,796 (29.1 percent) and Wellmark Community Insurance, Inc., owned in the aggregate $4,262,972 (9.7 percent) of the Fund's Portfolios. Wellmark, Inc., is a mutual insurance company, operating on a not for profit basis, organized under Iowa law marketing primarily health and related insurance products. (See Appendix A.)

As of June 30, 1997, the following persons owned 5 percent or more of the outstanding shares of the Portfolios indicated.



                        EQUITY PORTFOLIO - INITIAL SHARES

          Name                                Amount                % Ownership
--------------------------------------------------------------------------------

  Wellmark Community Insurance, Inc.       $  3,016,142                78.29%
  Kaser Corporation                        $     614,071               15.94%


                        EQUITY PORTFOLIO - SELECT SHARES

          Name                                Amount                % Ownership
--------------------------------------------------------------------------------

  Wellmark Health Services Corp.           $  6,505,853                48.64%
  Wellmark Savings and Investment Plan     $  5,827,771                43.57%


                     TOTAL RETURN PORTFOLIO - INITIAL SHARES

          Name                                Amount                % Ownership
--------------------------------------------------------------------------------

  Wellmark Community Insurance, Inc.       $     599,631               92.42%


                     TOTAL RETURN PORTFOLIO - SELECT SHARES

           Name                                Amount                % Ownership
--------------------------------------------------------------------------------

  Wellmark Health Services Corp.           $  6,048,007                60.15%
  Wellmark Savings and Investment Plan     $  3,736,611                37.17%



                     FIXED INCOME PORTFOLIO - INITIAL SHARES

          Name                                Amount                % Ownership
--------------------------------------------------------------------------------

  Wellmark Community Insurance, Inc.       $   647,200                 84.64%
  Care Initiatives                         $     65,569                 8.58%



                     Fixed Income Portfolio - Select Shares

          Name                                Amount                % Ownership
--------------------------------------------------------------------------------


  Wellmark Health Services Corp.           $  7,662,931                91.64%
  Wellmark Savings and Investment Plan     $     576,677                6.90%


As a result, Wellmark, Inc., could be deemed to be in control of the Fund and the Portfolios. As a control person, Wellmark, Inc., can determine the outcome of any matter presented to the shareholders of any Portfolio and the Fund including the election of directors, changes in the fundamental investment policies, approval of the Investment Advisory Agreements and the Rule 12b-1 Plan.


                             MANAGEMENT OF THE FUND

THE ADVISORS


The Fund's advisor is Wellmark Capital Value, Inc. ("WCV" or the "Advisor"), an Iowa corporation. WCV is a wholly-owned, indirect subsidiary of Wellmark, Inc., which does business in the state of Iowa as Wellmark Blue Cross and Blue Shield of Iowa and does business in the state of South Dakota as Wellmark Blue Cross and Blue Shield of South Dakota. (See Appendix A.) A brief description of the Fund's investment advisory agreement is set forth in the Prospectus under "MANAGEMENT".

The Advisory Agreement, which is dated December 16, 1992 (the "Advisory Agreement"), was approved by the initial shareholder on December 16, 1992. The Advisory Agreement is required to be approved annually by the Board of Directors of the Fund or by a vote of a majority of the Fund's outstanding voting securities (as defined in the Investment Company Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's Directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by WCV. In addition, the Advisory Agreement will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, WCV oversees the activities of the Sub-Advisor and establishes and monitors general criteria and policies for the operation of the Fund, subject to the supervision of the Fund's Board of Directors. In a separate sub-advisory agreement, (see below) all day-to-day management of the Fund is delegated to Investors Management Group ("IMG" or the "Sub-Advisor"); collectively WCV and IMG are referred to as the "Advisors".

The Equity Portfolio is managed by James T. Richards. The Total Return Portfolio is co-managed by James T. Richards, Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA. The Fixed Income Portfolio is co-managed by Jeffrey D. Lorenzen, CFA, and Kathryn D. Beyer, CFA. Jeffrey D. Lorenzen, CFA; and Kathryn D. Beyer, CFA; have managed their respective Portfolios since inception. The following is certain biographical information concerning the co-managers:

         James T. Richards, Equity Manager. Mr. Richards is IMG's equity strategist and a member of IMG's Investment Policy Committee. Prior to joining IMG in 1997, Mr. Richards served as Vice-President for Brenton Trust and Investment Management from 1996 to 1997. Mr. Richards served as Managing Director-Equities for IMG from 1991 to 1996. Mr. Richards served as Vice-President and Managing Director-Equities for a Cedar Rapids, Iowa investment firm from 1985 to 1991. Mr. Richards received his Masters of Business Administration from the University of Iowa and his Bachelor of Arts degree in economics from Coe College.


         Jeffrey D. Lorenzen, CFA, Managing Director. Mr. Lorenzen is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1992, his experience includes serving as a securities analyst and corporate fixed income analyst for The Statesman Group from 1989 to 1992. He received his Masters of Business
         Administration from Drake University and his Bachelor of Business Administration degree from the University of Iowa.

         Kathryn D. Beyer, CFA, Managing Director. Ms. Beyer is a fixed income strategist and is a member of IMG's Investment Policy Committee. Prior to joining IMG in 1993, her experience includes serving as a securities analyst and director of mortgage-backed securities for Central Life Assurance Company from 1988 to 1993. Ms. Beyer received her Masters of Business Administration from Drake University and her Bachelor of Science degree in agricultural engineering from Iowa State University.

IMG is responsible for investment decisions and supplies investment research and portfolio management. At its expense, IMG provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund.

Except for the expenses expressly assumed by IMG as set forth above or as described below with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, governmental fees, interest charges, taxes, membership dues in the Investment
Company Institute allocable to the Fund, brokerage commissions, and other expenses connected with the execution, recording and settlement of portfolio security transactions; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of registering or qualifying shares for sale; expenses for preparing, printing and distributing periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; insurance premiums; fees and expenses of the Fund's custodian including safekeeping of funds and securities and maintaining required books and accounting; expenses of calculating the net asset value of shares of the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; compensation and expenses of Directors who are not "interested persons" of the Advisor or Sub-Advisor; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses are borne by the Fund except that the Fund's Distribution Agreement with IFS requires IFS to pay for prospectuses that are to be used for sales purposes.


As compensation for its services, the Fund pays to the Advisor a monthly management fee at an annual rate of 0.10 percent of each of the Portfolio's average net assets. The Sub-Advisor is paid a monthly management fee at an annual rate of 0.43 perent of each of the Portfolio's average net assets. The Fund paid management fees to the Advisor and Sub-Advisor during the past three fiscal years as follows:

                                      Advisor    Sub-Advisor       Advisor    Sub-Advisor        Advisor    Sub-Advisor
                                              1997                         1996                          1995
------------------------------------------------------------------------------------------------------------------------
Equity Portfolio                     $   22,903    $   98,482      $  21,498     $  92,443      $   14,323   $   61,588
Total Return Portfolio               $   18,414    $   79,180      $  19,412     $  83,473      $   15,552   $   66,873
Fixed Income Portfolio               $    9,474    $   40,739      $   9,229     $  39,685      $    7,030   $   30,232

 (See "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value" in the Prospectus.) From time to time, WCV and IMG may voluntarily waive all or a portion of their management fees for one or more Portfolios of the Fund. The organizational expenses of the Fund were borne by WCV and will not be reimbursed by the Fund.

The Advisory Agreement requires WCV to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees, exceed that percentage of the average net asset value of the Fund for such year, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's common stock is qualified for sale. Such excess is determined by valuations made as of the close of each business day of the year. No percentage limitation is currently applicable to the Fund. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. WCV and IMG may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.


THE DISTRIBUTOR

The Directors of the Fund have adopted a Distribution Plan (the "Distribution Plan") pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, after having concluded that there was a reasonable likelihood that the Distribution Plan would benefit the Fund and the shareholders of the Fund. The Distribution Plan is designed to promote sales, thereby increasing the net assets of the Fund. Such an increase may reduce the expense ratio to the extent the Fund's fixed costs are spread over a larger net asset base. Also, an increase in net assets may lessen the adverse effects that could result were the Fund required to liquidate portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or that the other benefits referred to above will be realized.


The Distribution Plan provides that the Fund shall pay IMG Financial Services, Inc. ("IFS"), as the Fund's distributor, a daily distribution fee payable monthly and equal on an annual basis to 0.50 percent of each Portfolio's average daily net assets. The purpose of such payments is to compensate IFS for its distribution services to the Fund. IFS pays the cost of commissions to broker-dealers, and for expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, of personnel, travel, office expenses and equipment. The Distribution Plan also provides that IFS will receive all contingent deferred sales charges ("CDSC"). (See "MANAGEMENT -- Distributor" and "HOW TO REDEEM SHARES" in the Prospectus.) The Fund paid distribution fees to IFS in fiscal 1997 of $28,125 for the Equity Portfolio; $12,900 for the Total Return Portfolio; and $9,289 for the Fixed Income Portfolio. The Fund paid the Distributor the following contingent deferred sales charges during the past three fiscal years as follows:
                                        1997          1996            1995
     ------------------------------------------------------------------------
     Equity Portfolio               $   6,339          $0          $   5,854
     Total Return Portfolio         $   1,053          $0          $   3,003
     Fixed Income Portfolio         $  14,340          $0          $   1,253



In accordance with Rule 12b-1, all agreements relating to the Distribution Plan entered into between either the Fund or IFS and other organizations must be approved by the Fund's Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified
Directors"). The Distribution Plan further provides that the selection and nomination of Qualified Directors shall be committed to the discretion of the non-interested Directors then in office.

The Distribution Plan requires that the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Directors or by vote of the holders of a majority of the shares of the Fund (as defined in "Investment Restrictions" above). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Directors and the Qualified Directors.

As the distributor of the Fund, IFS acts as agent in selling shares of the Fund to dealers. From time to time, IFS, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers which sell shares of the Fund. Such concessions provided by IFS may include financial assistance to dealers in connection with preapproved conferences or seminars, sales or training programs for invited registered representatives, payment for travel expenses, including lodging, incurred by registered representatives and members of their families to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding one or more Funds and/or other dealer-sponsored events. In some instances, these concessions may be offered to dealers or only to certain dealers who have sold or may sell, during specified periods, certain minimum amounts of shares of the Fund. No other concessions will be offered to the extent prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Neither IFS nor dealers are permitted to delay placing orders to benefit themselves by a price change.

Shares of each Portfolio may be sold without a dealer commission or a CDSC to certain persons and in certain instances as described in "ADDITIONAL INVESTMENT INFORMATION -- Conversion Feature" in the Prospectus. Such sales are made without a CDSC to promote goodwill with employees and others with whom WCV, IMG, IFS and/or the Fund have business relationships, and because the sales effort, if any, involved in making such sales is negligible.

The Fund has entered into a Distribution Agreement dated December 16, 1992 (the "Distribution Agreement"), with IFS in accordance with the provisions of the Distribution Plan. Under the Agreement IFS will serve as distributor for the continuous offering of shares of the Fund. The public offering price of shares of each Portfolio is their net asset value next computed after the sale (see "HOW TO INVEST" in the Prospectus). The Distribution Agreement will remain in effect only if such continuance is specifically approved at least annually by vote of both a majority of the Directors and a majority of the Qualified Directors of the Fund. The Distribution Agreement will be terminated automatically if assigned, and may be terminated at any time by a majority of the Qualified Directors or by vote of the holders of a majority of the shares of the Fund.

ADMINISTRATIVE SERVICES AGREEMENT


WCV provides information and administrative services for Fund shareholders pursuant to a Shareholder Services Plan and Administrative Services Agreement (the "Administrative Services Agreement"). WCV may enter into related arrangements with various financial services firms, such as broker-dealer firms or banks ("firms"), that provide services and facilities for their customers or clients who are shareholders of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. WCV bears all its expenses of providing services pursuant to the Administrative Services Agreement, including the payment of any services fees. For services under the Administrative Services Agreement, the Fund pays WCV a fee, payable monthly, at the annual rate of up to 0.25 percent of average daily net assets of the Fund (including both Initial Shares and Select Shares). WCV may then pay each firm a service fee at an annual rate of up to 0.25 percent of net assets of those accounts in the Fund that it maintains and services. A firm becomes eligible for the service fee based on assets in the accounts in the month following the month of purchase and the fee continues until terminated by WCV or the Fund. The fees are calculated monthly and paid quarterly.


SHAREHOLDER SERVICE PLAN


Pursuant to the "Shareholder Services Plan", adopted by the Board of Directors and reviewed at least annually, WCV may enter into related arrangements with various financial services firms that provide services and facilities for their customers or clients who are shareholders of the Fund. Such administrative services and assistance may include, but are not limited to, establishing and maintaining shareholder accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features and such other services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation. As long as the Administrative Services Agreement or any Amendment thereto shall remain in effect, it is understood that WCV shall be paid fees as set forth in the Administrative Services Agreement. Unless otherwise specifically approved by the Board of Directors, WCV shall be solely responsible for all costs and expenses incurred by it in delivery of such services and its sole compensation shall be the receipt of its fees.

WCV also may provide some of the above services and may retain any portion of the fee under the Administrative Services Agreement not paid to firms to compensate itself for administrative functions performed for the Fund.


SHAREHOLDER SERVICING, TRANSFER AND DIVIDEND DISBURSING AGENT

IMG provides shareholder servicing, transfer agency and dividend disbursing services pursuant to a Transfer Agent, Dividend Disbursing Agent, and
Shareholder Servicing Agent Agreement with the Fund, dated December 16, 1992 (the "Agency Agreement"). IMG's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of the shares of each Portfolio. For these services, IMG receives a fee, computed and paid monthly, at the annual rate of 0.05 percent of average daily net assets of the Fund (including both Initial Shares and Select Shares).

FUND ACCOUNTING SERVICES

IMG provides fund accounting services under a Fund Accounting Agreement. Pursuant to this Agreement, IMG is responsible for maintaining all usual, customary and required books, journals and ledgers of accounts and providing pricing and reporting all computational services. Under the Agreement, IMG will be paid a fee of the lesser of $24,000 or an annual rate of 0.15 percent of average daily net assets for the Equity Portfolio and Total Return Portfolio, and the lesser of $24,000 or an annual rate of 0.10 percent of average daily net assets of the Fixed Income Portfolio

CUSTODIAN

Norwest Bank Minnesota, N.A., Sixth and Marquette, Minneapolis, Minnesota 55479 (the "Custodian") is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Portfolio's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Portfolio's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value and public offering price of shares of each Portfolio. The Custodian does not determine the investment policies of any Portfolio or decide which securities a Portfolio will buy or sell. Any Portfolio may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisors are responsible for decisions to buy and sell securities for each Portfolio of the Fund and for the placement of its business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Advisors to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisors or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be achieved by using a broker. Normally, the Fixed Income Portfolio will pay no brokerage commissions on purchases and sales of portfolio securities since most of their purchases and sales will be principal transactions. In selecting broker-dealers and in negotiating commissions, the Advisor considers the firm's reliability, the quality of its execution services on a continuing basis, and its financial condition.

Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (b)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

In carrying out the provisions of the Advisory Agreement and Sub-Advisory Agreement, the Advisors may cause the Fund to pay a broker which provides brokerage and research services to the Advisor a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisors are of the opinion that the continued receipt of supplemental investment research services from
broker-dealers   is  essential  to  its  provision  of  high-quality   portfolio
management services to the Fund. The Advisory and Sub-Advisory Agreements provide that such higher commissions will not be paid by the Fund unless (a) the Advisors determine in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisors' overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement and Sub-Advisory Agreement; and (c) in the opinion of the Advisors, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisors' receipt of research services.

The Advisors are authorized to use research services provided by and to place transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other funds managed by the Advisors to the extent permitted by law.


The Sub-Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Sub-Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Advisor in servicing all of its accounts; not all of such services may be used by the Sub-Advisor in connection with the Fund. In the opinion of the Sub-Advisor, it is not possible to separately measure the benefits from research services to each of the accounts (including the Fund) managed by the Sub-Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Sub-Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. The Fund paid brokerage commissions during fiscal 1997 of $68,897 for the Equity Portfolio; and $28,055 for the Total Return Portfolio.


The Sub-Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Sub-Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

                                      TAXES

As indicated under "DISTRIBUTIONS AND TAXES" in the Prospectus, it is the Fund's intent to qualify each of the Portfolios as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of the Fund's management practices or policies.

A dividend or capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be subject to income taxes. Net gain on sale of securities when realized and distributed, actually or constructively, is taxable as capital gain. If the net asset value of shares were reduced below a shareholder's cost by distribution of gains realized on sales of securities, such distribution would be a return of investments although taxable as stated above.

Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                        DETERMINATION OF NET ASSET VALUE

As set forth in the Prospectus under the caption "ADDITIONAL INVESTMENT INFORMATION -- Calculation of Net Asset Value", the net asset value of each Portfolio will be determined as of the close of trading on each day the NYSE is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.


The Fund received an order from the Securities and Exchange Commission pursuant to Section 6(c) of the 1940 Act for exemption from the provisions of Sections 2(a)(32), 2(a)(35), 18(f), 18(g), 18(i), 22(c), 22(d) and Rule 22c-1 of the 1940
Act. The conditional order granted permits the Equity, Total Return and Fixed Income Portfolios (a) to issue two classes of shares, ("Initial" Shares and "Select" Shares), representing interests in the same portfolio of securities;
(b) convert Initial Shares to Select Shares after eight years, and (c) to assess a contingent deferred sales charge ("CDSC") on certain redemptions of shares of one of the classes and to waive the CDSC under certain circumstances. See
Prospectus for a complete description of the Initial and Select Shares, the conversion feature, and the CDSC.


                              SHAREHOLDER SERVICES

As described under "SHAREHOLDER SERVICES -- Automatic Dividend Reinvestment" in the Prospectus, all income dividends and capital gain distributions will be invested automatically in additional shares of the Portfolio paying the distribution unless the Fund is otherwise notified in writing.

SYSTEMATIC WITHDRAWAL PLAN

You can set up automatic withdrawals from your account at monthly, quarterly or annual intervals. To begin distributions, you must have an initial balance of $24,000 in the Portfolio account, and a maximum of 10 percent per year may be withdrawn pursuant to the Systematic Withdrawal Plan. To establish the Systematic Withdrawal Plan, call 1-800-798-1819 and request an application. To establish the Systematic Withdrawal Plan, you appoint the Fund as your agent to effect redemptions of Fund shares held in your account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to you out of your account. One request will be honored in any 12-month period.

The minimum periodic withdrawal payment is $200. These payments will be made first from Select Shares, then from any Initial Shares representing reinvested dividends and/or capital gains, then from the earliest purchased Initial Shares. Redemptions will be made on the fifth business day preceding the last day of each month or, if that day is a holiday, on the next preceding business day. The shareholder may wish to consider reinvesting dividends in additional Fund shares at net asset value. You may deposit additional Fund shares in your account at any time.

The Fund will waive the CDSC on redemptions made pursuant to a Systematic Withdrawal Plan. The right is reserved to amend the Systematic Withdrawal Plan on 30 days' notice. The Plan may be terminated at any time by the shareholder or the Fund.

Withdrawal payments cannot be considered to be yield or income on the shareholder's investment since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested and the fluctuation in the value of a Portfolio's securities, redemptions for the purpose of making such disbursements may reduce or even exhaust your account.

You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee's address by notifying the Fund.

AUTOMATIC INVESTMENT PLAN

An Automatic Investment Plan may be established at any time. By participating in the Automatic Investment Plan, you may automatically make purchases of shares of any Fund Portfolio on a regular, convenient basis. You may choose to make contributions on the fifth and/or twentieth day of each month in an amount of $50 or more.

Under the Automatic Investment Plan, your bank or other financial institution debits preauthorized amounts drawn on your account each month and applies such amounts to the purchase of shares of the Fund. The Automatic Investment Plan can be implemented with any financial institution that is a member of the Automated Clearinghouse. You may obtain an application to establish the Automatic Investment Plan from the Fund. No service fee is charged by the Fund for participating in the Automatic Investment Plan.

GENERAL PROCEDURES FOR SHAREHOLDER ACCOUNTS

As set forth under "CAPITAL STOCK" in the Prospectus, certificates for Fund shares will not be issued.

Either an investor or the Fund, by written notice to the other, may terminate the investor's participation in the plans, programs, privileges, or other services described under "SHAREHOLDER SERVICES" in the Prospectus without penalty at any time, except as discussed in the Prospectus.

Your account may be terminated by the Fund on not less than 30 days' notice if, at the time of any transfer or redemption of shares in the account, the value of the remaining shares in the account at the current net asset value falls below $500. Upon any such termination, the shares will be redeemed at the then current net asset value and a check for the proceeds of redemption sent within seven days of such redemption. The proceeds may be reduced by any applicable CDSC.

TELEPHONE EXCHANGE PRIVILEGE AND AUTOMATIC EXCHANGE PLAN

A discussion of the Telephone Exchange Privilege and Automatic Exchange Plan is set forth in the Prospectus under the captions "SHAREHOLDER SERVICES -- Telephone Exchange and Redemption Privilege" and "-- Automatic Exchange Plan".


Shares of each Portfolio may be exchanged for each other at relative net asset values. No CDSC is charged on an exchange between the Equity Portfolio, Total Return Portfolio and Fixed Income Portfolio.. For purposes of the CDSC and conversion to Select Shares, amounts exchanged retain their original cost and purchase date. Exchanges will be effected by redemption of shares of the Portfolio held and purchase of shares of the Portfolio for which Portfolio shares are being exchanged (the "New Portfolio"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. Upon a telephone exchange, the transfer agent establishes a new account in the New Portfolio with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you. In order to establish a Systematic Withdrawal Plan for the new account, however, an exchanging shareholder must file a specific written request.


The Telephone Exchange Privilege and Automatic Exchange Plan are available only in states where shares of the New Portfolio may be sold, and the privilege may be modified or discontinued at any time. Additional information concerning these exchange privileges is contained in the Fund's Prospectus.

                              SHAREHOLDER MEETINGS

The Maryland Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the Investment Company Act of 1940. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of Directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws also contain procedures for the removal of Directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any Director or Directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors.

Upon the written request of the holders of shares entitled to not less than 10 percent of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Director. Whenever 10 or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1 percent of the total outstanding shares, whichever is less, shall apply to the Fund's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Fund; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                        VALUATION OF PORTFOLIO SECURITIES

The net asset value per share of the Portfolios is determined by IMG, under procedures established by the Board of Directors. Portfolio securities are valued primarily on the basis of valuations furnished by a pricing service which uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, with exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Use of the pricing service has been approved by the Board of Directors. There are a number of pricing services available, and the Directors, or Officers acting on behalf of the Directors, on the basis of ongoing evaluation of these services, may use other pricing services or discontinue the use of any pricing service in whole or in part.

Securities not valued by the pricing service and for which quotations are readily available are valued at market values determined on the basis of their latest available bid prices as furnished by recognized dealers in such securities. Futures contracts and options are valued on the basis of market quotations, if available. Securities and other assets for which quotations or pricing service valuations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Directors.

                             PERFORMANCE INFORMATION

As described in the "PERFORMANCE INFORMATION" section of the Fund's Prospectus, the historical performance or return of the Initial Shares and Select Shares of each Portfolio may be shown in the form of "yield", "average annual total return", "total return", and "cumulative total return".

Each class of shares' average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for Initial Shares and Select Shares for a specific period is found by first taking a hypothetical $10,000 investment ("initial investment") in the Portfolio's respective shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period.

Calculation of a Portfolio's total return is subject to a standardized format. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Portfolio have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative total return represents the simple change in value of your investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

Average Annual Total Returns are as follows:

                                                       Initial                                      Select
                                                       Shares                                       Shares

                                       1997       1996       1995       1994*       1997       1996       1995       1994*
---------------------------------------------------------------------------------------------------------------------------
     Equity Portfolio                  6.79%     23.90%      9.78%     7.16%        7.33%     24.52%     10.31%     7.88%
     Total Return Portfolio            4.65%     17.12%      6.16%     4.77%        5.16%     17.70%      6.69%     4.75%
     Fixed Income Portfolio            3.63%     10.28%      4.59%     3.12%        4.15%     10.84%      5.12%     3.38%


*From inception of Fund on May 20, 1993.


Average Total Returns since inception (May 20, 1993) were 11.15 percent, 7.79 percent and 5.06 percent, for Initial Shares for Equity, Total Return, and Fixed Income Portfolio, respectively; and 11.80 percent, 8.06 percent and 5.46 percent, for Select Shares for Equity, Total Return, and Fixed Income Portfolios, respectively.


Yield for the shares of the Fixed Income Portfolio, and Short-Term Government Portfolio is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the current yield quotation for each Portfolio is based on a one month or 30-day period. Yield is computed by dividing the net investment income per share earned during the 30-day or one month period by the maximum offering price per share on the last day of the period, according to the following formula:

                                       a-b
                         YIELD = 2[(-------- + 1)6 - 1]
                                       cd

Where  a =   dividends and interest earned during the period.
       b =   expenses accrued for the period (net of reimbursement).
       c =   the average daily number of shares outstanding during the period that were entitled to receive dividends.
       d =   the maximum offering price per share on the last day of the period.


Yields for the 30-day period ended March 31, 1997 were 5.29 percent for Initial Shares and 5.81 percent for Select Shares in the Fixed Income Portfolio.


Performance figures are based upon historical results and are not necessarily representative of future performance. Returns and net asset value will fluctuate and shares are redeemable at the then current net asset value, which may be more or less than original cost. Factors affecting performance include general market conditions, operating expenses and investment management. Any additional fees charged by a dealer or other financial services firm would reduce the returns described in this section.

Each Portfolio may compare its share performance to that of U.S. Treasury bonds, bills or notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

From time to time, in marketing and other fund literature, performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges. Shares of each Portfolio will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Lipper also issues a monthly yield analysis for fixed-income funds and the Fund may, from time to time, advertise those rankings.

Performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for three, five, and ten year
periods.   Ratings  are  not  absolute  or  necessarily   predictive  of  future
performance.

Evaluations of performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for the performance information and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters. The Fund may compare Portfolio performance to a wide variety of indices including, but not limited to the following:

EQUITY  TOTAL RETURN                   FIXED INCOME
   PORTFOLIO                             PORTFOLIO

Standard & Poor's                Lehman Brothers Government
NASDAQ Over-the-Counter              Corporate Index
  Composite Index                Lehman Brothers Intermediate
Russell 1000 Index                   Bond Index
Russell 2000 Small Stock Index   Merrill Lynch Governmen
Russell 2500 Index                   Corporate Master Index
Russell 3000 Index               Lehman Brothers All Government
Wilshire 5000 Equity Index           Bond Index
                                 Lehman Brothers One to Three
                                     Years Government Bond Index
                                 Merrill Lynch Government
                                     Master Index
                                 Merrill Lynch Short-Term U.S.
                                     Treasury Index
                                 Merrill Lynch Intermediate-Term
                                     U.S. Treasury Index
                                 Merrill Lynch All Mortgages Index
                                 Merrill Lynch All GNMAs Index

There are differences and similarities between the investments which each Portfolio may purchase and the investments measured by the indices which are noted herein. The market prices and yields of bonds will fluctuate. There are important differences among the various investments included in the indices that should be considered in reviewing this information.

Investors may want to compare each Portfolio's performance to that of certificates of deposit offered by banks and other depository institutions. Certificates of deposit represent an alternative (taxable) income producing product. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depository institutions are subject to change at any time specified by the issuing institution. The bonds held by the Fixed Income Portfolio are generally of longer term than most certificates of deposit and may reflect longer term market rate fluctuations.

Investors may also want to compare performance of the Portfolios to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

                               GENERAL INFORMATION

The Advisors believe that actively managing each Portfolio's investments, including adjusting the average portfolio maturity according to the interest rate outlook, is the best way to achieve each Portfolio's objective. This policy is based on a fundamental belief that economic and financial conditions create favorable and unfavorable investment periods and sectors, and that these different periods require different investment approaches.

Financial goals vary from person to person. Investors may choose one or more of the Portfolios to help them reach their financial goals. To help you better understand all of the Portfolios of Capital Value Fund and determine which Portfolio or combination of Portfolios best meets your personal investment objectives, study the Prospectus carefully before you invest.

                             REPORTS TO SHAREHOLDERS

Semi-annual and annual reports will include financial statements which, in the case of the annual report, will be reported on by the Fund's independent auditors, KPMG Peat Marwick LLP. The Annual Report is incorporated by reference into the Fund's Statement of Additional Information.

                              INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, P.O. Box 772, Des Moines, Iowa, 50309, have been selected as the independent auditors for the Fund.

                                   APPENDIX A

                          WELLMARK CAPITAL VALUE, INC.
                       OWNERSHIP, CONTROL AND AFFILIATIONS



                               ___________________
                              |                   |
                              |  *Wellmark, Inc.  |
                              |                   |
                              |___________________|
                                        |
                                        |
                                        |
                                        |
        ________________________________|______________________________
       |                  |                     |                      |
       |                  |                     |                      |
 ______|______   _________|__________   ________|__________  __________|_______
|             | |                    | |                   | |                 |
|**Heartland  | |                    | |                   | | **Wellmark      |
|   Health    | | **Wellmark Capital | |   **Wellmark      | |   Benefit       |
|   Network   | |      Value, Inc.   | | Admininistrators, | |Consultants, Inc.|
|    Corp.    | |(Investment Advisor)| |    Inc. (TPA)     | | (Ins. Agency)   |
|(Holding Co.)| |____________________| |___________________| |_________________|
|_____________|


















*Iowa, Chapter 491 For Profit, operating on a non-profit basis
**Iowa, For Profit

                                   APPENDIX B

                                  BOND RATINGS

                         STANDARD & POOR'S BOND RATINGS

A Standard & Poor's corporate rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

2.     Nature of and provisions of the obligation.

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

"AAA" Bonds have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Bonds have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.

"A" Bonds have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

"BBB" Bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

"BB", "B", "CCC", "CC" and "C" Bonds are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. A "C" rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating. It may also be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                              MOODY'S BOND RATINGS

"Aaa" Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protection elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Bonds possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

"Baa" Bonds are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

"Ba" Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

"B" Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

"C" Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                         FITCH INVESTORS SERVICES, INC.
                                  BOND RATINGS

The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

In assessing credit risk, Fitch Investors Services relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

"AAA" rated Bonds are considered to be investment grade and of the highest credit quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA" rated Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and reapply principal, while very strong, is somewhat less than for "AAA" rated securities or more subject to possible change over the term of the issue.

"A" rated Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

"BBB" rated Bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

"BB" rated bonds are considered speculative and of low investment grade. The obligor's ability to pay interest and repay principal is not strong and is considered likely to be affected over time by adverse economic changes.

"B" rated Bonds are considered highly speculative. Bonds in this class are highly protected as to the obligor's ability to pay interest over the life of the issue and repay principal when due.

"CCC" rated Bonds may have certain identifiable characteristics which, if not remedied, could lead to the possibility of default in either principal or interest payments.

"CC" rated Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

"C" rated Bonds are in actual or imminent default in payment of interest or principal.

                               DUFF & PHELPS, INC.
                                LONG-TERM RATINGS

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors, including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

RATING
SCALE                 DEFINITION
--------------------------------------------------------------------------------

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

--------------------------------------------------------------------------------

AA+    High credit quality.  Protection factors are strong.  Risk is modest, but
AA     may vary slightly from time to time because of economic conditions.
AA-

--------------------------------------------------------------------------------

A+     Protection  factors  are average but adequate.  However, risk factors are
A      more variable and greater in periods of economic stress.
A-

--------------------------------------------------------------------------------

BBB+   Below  average protection factors  but still  considered  sufficient  for
BBB    prudent  investment.   Considerable  variability  in risk during economic
BBB-   cycles.

--------------------------------------------------------------------------------

BB+    Below investment grade but deemed  likely to meet  obligations  when due.
BB Present or prospective financial protection factors fluctuate according BB- to industry conditions or company fortunes. Overall quality may BB- move up or down frequently within this category.

--------------------------------------------------------------------------------

B+ Below investment grade and possessing risk that obligations will not be B met when due. Financial protection factors will fluctuate widely
B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

--------------------------------------------------------------------------------

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

--------------------------------------------------------------------------------

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

--------------------------------------------------------------------------------

DP     Preferred stock with dividend averages.

--------------------------------------------------------------------------------


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The categories are as follows:

"A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues within this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

"A-1" Designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designated "A-1+".

"A-2" Designation indicates that the capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

"A-3" Designation indicates a satisfactory capacity for timely payment. Issues with this designation, however, are somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"B" Issues are regarded as having only an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

"C" Issues have a doubtful capacity for payment.

"D" Issues are in payment default. The "D" rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period.

                        MOODY'S COMMERCIAL PAPER RATINGS

Moody's rates commercial paper as either Prime, which contains three categories, or Not Prime. The commercial paper ratings are as follows:

"P-1" Issuers (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations, normally evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2" Issuers (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations, normally evidenced by many of the characteristics of a "P-1" rating, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

"P-3" Issuers (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

"Not Prime" Issuers (or related supporting institutions) do not fall within any of the Prime rating categories.

                         FITCH INVESTORS SERVICES, INC.
                               SHORT-TERM RATINGS

         Fitch-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         Fitch-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated Fitch-1+.

         Fitch-2 (Good Credit Quality) Issues carrying this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as the two higher categories.

         Fitch-3 (Fair Credit Quality) Issues carrying this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse change is likely to cause these securities to be rated below investment grade.

         Fitch-S (Weak Credit Quality) Issues carrying this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near term adverse changes in financial and economic conditions.

         D (Default) Issues carrying this rating are in actual or imminent payment default.

                               DUFF & PHELPS, INC.
                               SHORT-TERM RATINGS

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A.       Category 1:         High Grade

         Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1 High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

B.       Category 2:  Good Grade

         Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

C.       Category 3:         Satisfactory Grade

         Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

D.       Category 4:         Non-investment Grade

         Duff  4  Speculative  investment  characteristics.   Liquidity  is  not
sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

E.       Category 5:         Default

         Duf  5    Issuer  failed  to  meet  scheduled principal and/or interest payments.

                             THOMAS BANKWATCH (TBW)
                               SHORT-TERM RATINGS

The TBW Short-Term Ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned.

The TBW Short-Term Ratings apply only to unsecured instruments that have a maturity of one year or less.

The TBW Short-Term Ratings specifically assess the likelihood of an untimely payment of principal or interest.

         TBW-1 The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

         TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

         TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

         TBW-4  The  lowest  rating   category;   this  rating  is  regarded  as
non-investment grade and therefore speculative.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Des Moines, State of Iowa, on the 28th day of July, 1997. By execution hereto, the undersigned hereby certifies that this post-effective amendments meets all the requirements for effectiveness under Rule 485(b) under the Securities Act of 1933.

                                                CAPITAL VALUE FUND, INC.

                                                By: /S/ DAVID W. MILES
                                                David W. Miles, President

         Pursuant to the requirements of the Securities Act of 1933, the Registration Statement has been signed below by the following persons in the capacities indicated on the date indicated.
                                            ______________
      SIGNATURE                  TITLE                    |
                                                          |
                                                          |
/s/ David W. Miles       President, Principal Executive   |
    David W. Miles       Officer, and Principal Financial |
                         and Accounting Officer           |
                                                          |
/s/ Carole E. Sours      Vice President and Treasurer      > /s/ David W. Miles
    Carole E. Sours                                       |  by David W. Miles
                                                          |  Attorney in Fact
/s/ Ruth L. Prochaska    Secretary                        |  July 28, 1997
    Ruth L. Prochaska                                     |
                                                          |
/s/ Richard C. Anderson  Director                         |
    Richard C. Anderson                                   |
                                                          |
/s/ William Knapp II     Director                         |
    William Knapp II                                      |
                                                          |
/s/ Thomas K. Koehn      Director                         |
    Thomas K. Koehn                                       |
                                                          |
/s/ Marvin J. Walter     Director                         |
    Marvin J. Walter                                      |
                                            ______________|

                                     PART C

                                OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS.

  (a)    Financial Statements

         (1)      Included in Part A:
                  Financial Highlights for the Periods Ended March 31, 1997,
                       March 31, 1996, March 31, 1995, and March 31, 1994

         (2)      Incorporated in Part B:
                  Independent Auditors' Report dated April 25, 1997 Schedule of Investments, March 31, 1997
                  Statements of Assets and Liabilities, March 31, 1997 Statement of Operations for the Year Ended March 31, 1997 Statementof Changes in Net Assets for the Periods Ended
                       March 31, 1997 and March 31, 1996

         (3)      Included in Part C:
                  Consent of KPMG Peat Marwick, LLP

  (b)    Exhibits

     EXHIBIT NUMBER        DESCRIPTION
         *1.(a) Articles of Incorporation, incorporated by reference to the Fund's Registration Statement, filed November 6, 1992

         *1.(b) Amendment to Articles of Incorporation, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992

         *2. Bylaws, incorporated by reference to the Fund's Registration Statement, filed November 6, 1992

         *5.(a) Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent Agreement, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992

         *5.(b) Investment Advisory Agreement with Capital Value Corporation, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992

         *5.(c) Sub-Advisory Agreement with Investors Management Group, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992

         *5.(d) Administrative Services Agreement, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992

         *5.(e) Fund Accounting Agreement, incorporated by reference to Pre-Effective Amendment No. 2, filed May 12, 1993

         *6. Distribution Agreement, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992

         *8. Custodial Agreement, with Norwest Bank Minnesota, N.A., incorporated by reference to Pre-Effective Amendment No. 2, filed May 12, 1993

         *10. Opinion of Ober, Kaler, Grimes & Shriver, incorporated by reference to Pre-Effective Amendment No. 2 filed May 12, 1993

         *13. Amended Subscription Agreement of Initial Stockholders, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992

         *15. Rule 12b-1 Plan, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992

          16. Calculation of Yield Quotations, included in Part B of this Registration Statement.

          17.     Financial Data Schedule.

Item 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

         The Registrant is under common control with Wellmark, Inc. which is the parent company of Wellmark Capital Value, Inc., the Registrant's Advisor. (See Exhibit A to the Statement of Additional Information.) As of June 30, 1997, Wellmark Health Services Corp. owned 54.1%, Wellmark Health Services Savings & Investment Plan owned 29.1% and Wellmark Community Insurance, Inc., owned 9.7% of the Fund.

Item 26. NUMBER OF HOLDERS OF SECURITIES.

         TITLE OF CLASS                              NUMBER OF RECORD HOLDERS

         Common Stock
         Equity Portfolio                            40 as of June 30, 1997
         Total Return Portfolio                      26 as of June 30, 1997
         Fixed Income Portfolio                      34 as of June 30, 1997

Item 27. INDEMNIFICATION.
         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the Opinion of the Securities and Exchange Commission such indemnification by the Registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
         Section 2-418 of the Maryland General Corporation Law permits the Registrant to indemnify directors and officers. In addition, Section 2-405.1 sets forth the standard of care for directors and Section 2-405.2 allows the Registrant to include in the Charter provisions further limiting the liability of the directors and officers in certain circumstances. Article TENTH of the Amended and Restated Articles of Incorporation included herewith as Exhibit 1(b) (the "Articles") limits the liability of any director or officer of the Registrant arising out of a breach of fiduciary duty, subject to the limits of the Investment Company Act of 1940 ("1940 Act"). Article ELEVENTH of the Articles and Article VII of the Bylaws, included herewith as Exhibit (2), makes mandatory the indemnification of any person made or threatened to be made a party to any action by reason of the fact that such person is or was a director, officer or employee, subject to the limits otherwise imposed by law or by the 1940 Act.
         In addition, Paragraph 7 of the Advisory Agreement included herewith as Exhibit (5)(b) and Paragraph 9 of the Sub-Advisory Agreement included herewith as Exhibit (5)(c), and Article III of the Distribution Agreement, included herewith as Exhibit (6), provide that Capital Value Corporation ("CVC"), Investors Management Group, ("IMG") and IMG Financial Services, Inc. ("IFS"), shall not be liable to the Registrant for any error, judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management provided by CVC and IMG or for any distribution services provided by IFS to the Registrant for the performance of the duties under such agreements, except for willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligation and duties under such agreements. In addition, Article IV of the Distribution Agreement and Paragraph 8 of the Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agreement, included herewith as Exhibit (5)(a), further indemnify IFS and IMG against certain liabilities arising out of the performance of such agreements.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

Wellmark Capital Value, Inc.

    Name and                                              Principal Occupations
Principal Business                 Positions with             (Present and for
    Address                            Advisor                Past Two Years)
    -------                            -------                ---------------

John D. Forsyth                    President, Director         President, CEO
Wellmark, Inc.
636 Grand Avenue
Des Moines, IA   50309

Gerald G. Lentz                    Vice President, Director    Vice President
Wellmark Benefit Consultants, Inc.                             Wellmark Benefit
636 Grand Avenue                                               Consultants, Inc.
Des Moines, Iowa 50309


Carole E. Sours                    Vice President              Director,
Wellmark, Inc.                                                 Employee Benefit
636 Grand Avenue                                               Services
Des Moines, IA  50309

Richard C. Anderson                Director                    CFO & Treasurer
Wellmark, Inc.                                                 Wellmark, Inc.
636 Grand Avenue
Des Moines, IA  50309


Jeffrey W. Nelson                  Secretary                   Counsel
Wellmark, Inc.                                                 Wellmark, Inc.
636 Grand Avenue
Des Moines, IA  50309

Scott A. Froyen                    Treasurer                   Vice President,
Wellmark, Inc.                                                 Controller
636 Grand Avenue
Des Moines, Iowa 50309



Investors Management Group

    Name and                                           Principal Occupations
Principal Business             Positions with             (Present and for
    Address                        Advisor                Past Two Years)
    -------                        -------               ---------------

Mark A. McClurg              Vice President,         Sales & Marketing Manager.
                             Secretary, Director
                             and Senior Managing
                             Director

David W. Miles               President, Treasurer,   See caption "Management"
                             Director, and Senior    in the Statement of
                             Managing Director       Additional Information
                                                     forming a part of this
                                                     Registration Statement.


Item 29. PRINCIPAL UNDERWRITERS

         (a) IMG Financial Services, Inc., acts as distributor to Liquid Assets Fund, Municipal Assets Fund, , and IMG Mutual Funds, Inc.

                                  Positions and                  Positions and
Name and Principal                 Offices with                  Offices with
 Business Address                  Underwriter                    Registrant
 ----------------                  -----------                    ----------

Mark A. McClurg                Vice President, Secretary,           None
2203 Grand Avenue              Director and Senior
Des Moines, IA  50312-5338     Managing Director

David W. Miles                 President, Treasurer,                President
2203 Grand Avenue              Director, and Senior
Des Moines, IA  50312-5338     Managing Director


         (c)      Not Applicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

         All required accounts, books and records will be maintained by Ruth L. Prochaska, Investors Management Group, 2203 Grand Avenue, Des Moines, Iowa 50312-5338.

Item 31. MANAGEMENT SERVICES

         Not Applicable.

Item 32. UNDERTAKINGS

         Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

         The Registrant further undertakes to assist in facilitating shareholder communications as required by Section 16(c) of the 1940 Act.

         The Registrant further undertakes to furnish each person to whom a Prospectus is delivered a copy of the Registrant's latest report to shareholders upon request and without charge.

                         CONSENT OF INDEPENDENT AUDITORS



To the Directors and Shareholders of
Capital Value Fund, Inc.


We consent to the use of our report incorporated herein by reference and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" and "SHAREHOLDER REPORTS AND MEETINGS" in the Prospectuses and "REPORTS TO SHAREHOLDERS" and "INDEPENDENT AUDITORS" in the Statement of Additional Information.




KPMG Peat Marwick, LLP

Des Moines, Iowa
July 25, 1997

                            CAPITAL VALUE FUND, INC.


                                 EXHIBIT VOLUME

                                       TO

                         POST-EFFECTIVE AMENDMENT NO. 5

                                       TO

                        FORM N-1A REGISTRATION STATEMENT

                            CAPITAL VALUE FUND, INC.
                                  EXHIBIT INDEX

Exhibit Number  Description                                             Page
--------------  -----------                                             ----
  *1.(a)        Articles of Incorporation, incorporated by reference to the
                Fund's Registration Statement, filed November 6, 1992........

  *1.(b) Amendment to Articles of Incorporation, incorporated by reference to Pre-Effective Amendment No. 1, filed
                December 22, 1992............................................

  *2.           Bylaws, incorporated by reference to the Fund's Registration
                Statement, filed November 6, 1992............................

  *5.(a) Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent Agreement, incorporated by reference to
                Pre-Effective Amendment No. 1, filed December 22, 1992.......

  *5.(b) Investment Advisory Agreement with Capital Value Corporation, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992......................................

  *5.(c) Sub-Advisory Agreement with Investors Management Group, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992......................................

  *5.(d)        Administrative Services Agreement, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992....

  *5.(e)        Fund Accounting Agreement, incorporated by reference to
                Pre-Effective Amendment No. 2, filed May 12, 1993............

  *6.           Distribution Agreement, incorporated by reference to
                Pre-Effective Amendment No. 1, filed December 22, 1992.......

  *8.           Custodial Agreement, incorporated by reference to
                Pre-Effective Amendment No 2, filed May 12, 1993.............

 *10. Opinion of Ober, Kaler, Grimes & Shriver, incorporated by reference to Pre-Effective Amendment No. 2 filed
                May 12, 1993.................................................

 *13. Amended Subscription Agreement of Initial Stockholders, incorporated by reference to Pre-Effective Amendment No. 1, filed December 22, 1992......................................

 *15.           Rule 12b-1 Plan, incorporated by reference to Pre-Effective
                Amendment No. 1, filed December 22, 1992.....................

  16.           Calculation of Yield Quotations..............................

  17.           Financial Data Schedule......................................

                                   EXHIBIT 16

                  SCHEDULE OF CALCULATIONS OF YIELD QUOTATIONS

                            CAPITAL VALUE FUND, INC.
             '30 DAY SEC YIELD FOR THE PERIOD ENDED MARCH 31, 1997

                             FIXED INCOME PORTFOLIO
                                 INITIAL SHARES

                            4,328.37  Total Income
                             (978.22) Total Expenses
                    -----------------
                            3,350.15  Net Income

                         77,780.8811  Average Shares
                              9.8800  Maximum Offering Price
                    -----------------
                        768,475.1053  Shareholder Equity

        2((730.91/164,241.9792)+1)^6-1)=              5.29%

________________________________________________________________________________


                             FIXED INCOME PORTFOLIO
                                 SELECT SHARES

                           45,602.02  Total Income
                           (6,927.13) Total Expenses
                    -----------------
                           38,674.89  Net Income

                        826,283.3009  Average Shares
                              9.7800  Maximum Offering Price
                    -----------------
                      8,081,050.6828  Shareholder Equity

        2((30,352.27/6,248,692.1844)+1)^6-1)=         5.81%

                                            EQUITY - SELECT SHARES

 MONTH        INITIAL          DIVIDEND       SHARE        SHARES      SHARES                TOTAL             PERIOD
  END        INVESTMENT          RATE         PRICE      PURCHASED      HELD      ERV       RETURN             RETURN
              1,000.00                       12.5476       79.697      79.697    1,000.00
4/30/96                                      12.5432        0.000      79.697      999.65   -0.04%
5/31/96                                      12.5426        0.000      79.697      999.60    0.00%
6/30/96                      .12900000       12.5473        0.819      80.516    1,010.26    1.07%          1.03%   2nd Qtr
7/31/96                                      12.0776        0.000      80.516      972.44   -3.74%
8/31/96                                      12.1920        0.000      80.516      981.65    0.95%
9/30/96                      .12700000       12.4743        0.820      81.336    1,014.60    3.36%          0.43%   3rd Qtr
10/31/96                                     12.8222        0.000      81.336    1,042.90    2.79%
11/30/96                                     13.4647        0.000      81.336    1,095.16    5.01%
12/12/96  (CAP. GAIN DIST.)  1.4106700       11.7317        9.780      91.116    1,068.94
12/31/96                     .10000000       11.8136        0.771      91.887    1,085.52   -0.88%          6.99%   4th Qtr
1/31/97                                      11.9527        0.000      91.887    1,098.30    1.18%
2/28/97                                      12.1200        0.000      91.887    1,113.67    1.40%
3/31/97                      .07100000       11.6098        0.562      92.449    1,073.31   -3.62%         -1.12%  1st Qtr

                                           EQUITY - INITIAL SHARES

 MONTH        INITIAL          DIVIDEND       SHARE        SHARES      SHARES                TOTAL             PERIOD
  END        INVESTMENT          RATE         PRICE      PURCHASED      HELD      ERV       RETURN             RETURN
               1,000.00                      12.5594       79.622      79.622    1,000.00
4/30/96                                      12.5493        0.000      79.622      999.20   -0.08%
5/31/96                                      12.5435        0.000      79.622      998.73   -0.05%
6/30/96                      .11400000       12.5583        0.723      80.344    1,008.99    1.03%          0.90%   2nd Qtr
7/31/96                                      12.0828        0.000      80.344      970.79   -3.79%
8/31/96                                      12.1922        0.000      80.344      979.58    0.91%
9/30/96                      .11200000       12.4841        0.721      81.065    1,012.03    3.31%          0.30%   3rd Qtr
10/31/96                                     12.8268        0.000      81.065    1,039.81    2.75%
11/30/96                                     13.4641        0.000      81.065    1,091.47    4.97%
12/12/96  (CAP. GAIN DIST.)  1.4106700       11.7288        9.750      90.815    1,065.15
12/31/96                     .08000000       11.8275        0.614      91.430    1,081.38   -0.92%          6.85%   4th Qtr
1/31/97                                      11.9617        0.000      91.430    1,093.65    1.13%
2/28/97                                      12.1245        0.000      91.430    1,108.54    1.36%
3/31/97                      .05600000       11.6242        0.440      91.870    1,067.92   -3.66%         -1.25%  1st Qtr

                                        TOTAL RETURN - SELECT SHARES

 MONTH        INITIAL          DIVIDEND       SHARE        SHARES      SHARES                TOTAL             PERIOD
  END        INVESTMENT          RATE         PRICE      PURCHASED      HELD      ERV       RETURN             RETURN
               1,000.00                      11.0730       90.310       90.310   1,000.00
4/30/96                                      11.0241        0.000       90.310     995.58    0.44%
5/31/96                                      11.0196        0.000       90.310     995.18    0.04%
6/30/96                      .13000000       11.0147        1.066       91.376   1,006.48    1.14%          0.65%   2nd Qtr
7/31/96                                      10.8316        0.000       91.376     989.74    1.66%
8/31/96                                      10.8685        0.000       91.376     993.12     .34%
9/30/96                      .13400000       10.9974        1.113       92.489   1,017.14    2.42%          1.06%   3rd Qtr
10/31/96                                     11.2618        0.000       92.489   1,041.59    2.40%
11/30/96                                     11.6326        0.000       92.489   1,075.89    3.29%
12/12/96  (CAP. GAIN DIST.)  .81286000       10.6287        7.073       99.562   1,058.22
12/31/96                     .15700000       10.5305        1.484      101.047   1,064.07   -1.10%          4.61%   4th Qtr
1/31/97                                      10.5906        0.000      101.047   1,070.15    0.57%
2/28/97                                      10.6598        0.000      101.047   1,077.14    0.65%
3/31/97                      .12400000       10.2835        1.218      102.265   1,051.64   -2.37%         -1.17%  1st Qtr


                                          TOTAL RETURN - INITIAL SHARES

 MONTH        INITIAL          DIVIDEND       SHARE        SHARES      SHARES                TOTAL             PERIOD
  END        INVESTMENT          RATE         PRICE      PURCHASED      HELD      ERV       RETURN             RETURN
               1,000.00                      11.2838       88.623      88.623    1,000.00
4/30/96                                      11.2290        0.000      88.623      995.14    0.49%
5/31/96                                      11.2196        0.000      88.623      994.31    0.08%
6/30/96                      .11700000       11.2256        0.924      89.546    1,005.21    1.10%          0.52%   2nd Qtr
7/31/96                                      11.0340        0.000      89.546      988.05    1.71%
8/31/96                                      11.0671        0.000      89.546      991.02     .30%
9/30/96                      .12000000       11.2100        0.959      90.505    1,014.56    2.38%          0.93%   3rd Qtr
10/31/96                                     11.4745        0.000      90.505    1,038.50    2.36%
11/30/96                                     11.8491        0.000      90.505    1,072.40    3.26%
12/12/96  (CAP. GAIN DIST.)  .81286000       10.8396        6.787      97.292    1,054.60
12/31/96                     .13000000       10.7668        1.175      98.467    1,060.17   -1.14%          4.50%   4th Qtr
1/31/97                                      10.8235        0.000      98.467    1,065.75    0.53%
2/28/97                                      10.8900        0.000      98.467    1,072.30    0.61%
3/31/97                      .11000000       10.5177        1.030      99.496    1,046.47   -2.41%         -1.29%  1st Qtr


                                           FIXED INCOME - SELECT SHARES

 MONTH        INITIAL          DIVIDEND       SHARE        SHARES      SHARES                TOTAL             PERIOD
  END        INVESTMENT          RATE         PRICE      PURCHASED      HELD      ERV       RETURN             RETURN
               1,000.00                       9.9834       100.166     100.166   1,000.00
4/30/96                      .05300000        9.8420         0.539     100.706     991.15   -0.89%
5/31/96                      .05100000        9.7657         0.526     101.232     988.60   -0.26%
6/30/96                      .04600000        9.8492         0.473     101.704   1,001.71    1.33%          0.17%   2nd Qtr
7/31/96                      .05200000        9.8132         0.539     102.243   1,003.33    0.16%
8/31/96                      .04900000        9.7183         0.516     102.759     998.64   -0.47%
9/30/96                      .04700000        9.8623         0.490     103.249   1,018.27    1.97%          1.65%   3rd Qtr
10/31/96                     .05200000       10.0583         0.534     103.782   1,043.87    2.51%
11/30/96                     .05000000       10.2093         0.508     104.291   1,064.73    2.00%
12/12/96  (CAP. GAIN DIST.)  .00853000       10.0704         0.088     104.379   1,051.14
12/31/96                     .05000000       10.0336         0.520     104.899   1,052.52   -1.15%          3.36%   4th Qtr
1/31/97                      .05000000        9.9907         0.525     105.424   1,053.26    0.07%
2/28/97                      .04700000        9.9527         0.498     105.922   1,054.21    0.09%
3/31/97                      .05100000        9.7817         0.552     106.474   1,041.50   -1.21%         -1.05%  1st Qtr

                                                   FIXED INCOME - INITIAL SHARES

 MONTH        INITIAL          DIVIDEND       SHARE        SHARES      SHARES                TOTAL             PERIOD
  END        INVESTMENT          RATE         PRICE      PURCHASED      HELD      ERV       RETURN             RETURN
              1,000.00                       10.0786       99.220       99.220   1,000.00
4/30/96                      .04900000        9.9360        0.489       99.709     990.71   -0.93%
5/31/96                      .04700000        9.8592        0.475      100.185     987.74   -0.30%
6/30/96                      .04200000        9.9442        0.423      100.608   1,000.47    1.29%          0.05%   2nd Qtr
7/31/96                      .04800000        9.9079        0.487      101.095   1,001.64    0.12%
8/31/96                      .04500000        9.8125        0.464      101.559     996.55   -0.51%
9/30/96                      .04300000        9.9581        0.439      101.997   1,015.70    1.92%          1.52%   3rd Qtr
10/31/96                     .04700000       10.1568        0.472      102.469   1,040.76    2.47%
11/30/96                     .04500000       10.3115        0.447      102.917   1,061.22    1.97%
12/12/96  (CAP. GAIN DIST.)  .00853000       10.1694        0.086      103.003   1,047.48
12/31/96                     .04500000       10.1352        0.457      103.460   1,048.59   -1.19%          3.24%   4th Qtr
1/31/97                      .04600000       10.0920        0.472      103.932   1,048.88    0.03%
2/28/97                      .04400000       10.0532        0.455      104.387   1,049.42    0.05%
3/31/97                      .04700000        9.8807        0.497      104.883   1,036.32   -1.25%         -1.17%  1st Qtr